Exhibit 10.58

INVESTMENT ADVISORY AGREEMENT
This INVESTMENT ADVISORY AGREEMENT, dated as of January 4, 2010 is by and between The Lincoln National Life Insurance Company (the “Client”) and Delaware Investment Advisers, a series of Delaware Management Business Trust (the “Adviser”).
W I T N E S S E T H
WHEREAS, the Client desires to engage the Adviser to provide investment advice to the Client, and the Adviser is willing to undertake these responsibilities, on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the conditions and mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:
SECTION 1
APPOINTMENT OF THE ADVISER
1.1           Appointment.  The Client hereby appoints the Adviser, and the Adviser hereby agrees, for the term of this Agreement to advise the Client with respect to management of the funds (other than in respect of the Non-Managed Assets ) in all the accounts comprising the Client's general account (each an "Account") in accordance with the provisions of this Agreement.  All of Client's Accounts in existence on the date hereof are identified on Schedule A hereto, with the exception of those Accounts that have been excluded with the mutual agreement of the Client and the Adviser. Schedule A may be amended from time to time with the mutual agreement of the Client and the Adviser.
1.2           Accounts; Custodian.  The Client shall designate in writing all of the assets in each Account, other than the Non-Managed Assets, to be managed by the Adviser and shall promptly notify its custodian (the “Custodian”) as to the appointment of the Adviser as investment manager of such assets held at the Custodian.  The Client has notified the Adviser as to the identity of the Custodian on or prior to the date hereof, and shall notify the Adviser of any subsequent changes in the identity of the Custodian.  The Client shall be responsible for any custodial arrangements and the payment of all custodial charges, and the Adviser shall have no responsibility or liability with respect to custodial arrangements or acts or omissions of the Custodian.  The Client shall direct the Custodian to (i) accept instructions from the Adviser regarding the execution of transactions in respect of the Accounts permitted hereby, and to grant access to Agents and, if applicable, Sub-Advisers and (ii) deliver to the Adviser in a timely manner any proxies for which the Adviser has the right and obligation to vote pursuant to Section 2.6. The Adviser shall have no authority to act as a custodian for any Account, any earnings therefrom or any other securities or other assets from time to time credited to any Account or to make any withdrawals of any nature whatsoever from any Account.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

1.3           Exclusivity.
(a)           During the Initial Term, except with respect to any assets invested in the Excluded Asset Classes and New Asset Classes that are not managed by the Adviser pursuant to this Section 1.3, the Adviser will have the exclusive right to manage the assets in each Account; provided, however, that such right will not apply to any assets that may be added to such Accounts as a result of any acquisition (however effected, including a merger) by the Client of another insurance company or block of business of another insurance company (“Acquired Assets”).  Except as provided in this Section 1.3 with respect to New Asset Classes that are not managed by the Adviser, the Client, during the Initial Term, shall not engage any other investment manager, investment adviser or other Person to manage any portion of the Accounts other than Excluded Assets and Acquired Assets.
(b)           In the event that the Client determines to invest any portion of an Account (other than Excluded Assets or Acquired Assets) in an asset class that the Client reasonably determines in good faith is not a Current Asset Class (a “New Asset Class”), the Client shall provide an Investment Notice to the Adviser as soon as practicable following the Client’s determination to invest in the New Asset Class, such Investment Notice to describe, in reasonable detail, the New Asset Class.
(c)           The Adviser shall have 45 days from the receipt of an Investment Notice to make a written proposal (an “Adviser Proposal”) to the Client to manage the applicable New Asset Class, which proposal shall set forth the objectives, fees and identities of the investment management professionals who will manage the applicable New Asset Class and such other information as may be reasonably requested by the Client in order to assist the Client in its evaluation of the Adviser Proposal.  During such period and for a period of 15 days after the submission of the Adviser Proposal (the “Evaluation Period”), the Client and the Adviser shall discuss the applicable Adviser Proposal in good faith (including at least one in person meeting if requested by the Adviser) and, during the applicable Evaluation Period, the Adviser shall have, at its option, the opportunity to make a presentation to the investment committee of the Client in furtherance of its Adviser Proposal.  No later than 30 days after the end of the applicable Evaluation Period, the Client shall deliver a written notice to the Adviser indicating whether it accepts or does not accept such Adviser Proposal, such written notice to set forth, in the case of a non-acceptance, the primary basis for such non-acceptance.  For the avoidance of doubt, nothing in this Section 1.3 shall restrict the ability of the Client to retain investment consultants or other Persons during the Evaluation Period (or thereafter) to evaluate an Adviser Proposal or any other proposal from another investment manager.

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(d)           In the event that the Client accepts an Adviser Proposal or appoints the Adviser to manage a New Asset Class pursuant to Section 1.3(e), (x) the New Asset Class shall be considered a Current Asset Class and Schedule B shall be updated to reflect such new Current Asset Class and the applicable fee rate and (y) and the assets invested in such new Current Asset Class will be included for purposes of calculating Management Fees.
(e)           In the event that the Client, in the exercise of its reasonable judgment and consistent with its fiduciary duties, does not accept an Adviser Proposal, the Client shall have the right to engage other Persons to manage the assets to be invested in the New Asset Class (which, for the avoidance of doubt, may be the Adviser if so determined by the Client after its evaluation of other managers pursuant to this Section 1.3(e)); provided that, as part of the foregoing determination by the Client, such other Persons shall have been determined to have demonstrated experience managing assets in the New Asset Class and the terms of the engagement with such Persons shall be more favorable to the Client, taken as a whole, than the terms of the Adviser Proposal, taken as a whole.  If a Person other than the Adviser is appointed to manage a New Asset Class, the assets attributable to such New Asset Class shall not be covered by this Section 1.3 for so long as such assets are invested in such New Asset Class (or an Excluded Asset Class thereafter).  In the event that the Client determines to replace an investment manager that manages a New Asset Class (other than in connection with the determination to invest in an Excluded Asset Class), the provisions of this Section 1.3 shall apply with respect to the process to appoint a replacement manager to manage the assets in such New Asset Class.  Anytime after the Client has selected a Person (other than the Adviser) to manage a New Asset Class, the Client agrees to consider in good faith any future proposals from the Adviser to manage the assets in such New Asset Class in the event that the Adviser believes that it has the necessary capabilities to manage such assets.
SECTION 2
AUTHORITY AND DUTIES OF THE ADVISER; CERTAIN OTHER MATTERS
2.1           General Authority of Adviser.  Subject to the provisions of this Agreement (including Section 2.2), the Client grants to the Adviser the sole discretion and authority to make all investment decisions with respect to the assets designated pursuant to Section 1.2.
2.2           Investment Objectives and Restrictions.
(a)           In performing its duties and exercising its discretion under this Agreement, the Adviser shall act in good faith and exercise all the due skill, care and diligence that would be expected of a professional investment manager.  The Adviser shall manage each Account in accordance with the written

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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investment objectives, restrictions and policies (the “Investment Policies”) provided to the Adviser by the Client from time to time.  Any restrictions on the management of the Accounts imposed by any applicable rule, regulation or law that the Client requests the Adviser to follow shall be reflected in the Investment Policies.  To the extent practicable, the Client shall notify the Adviser in advance of any changes to the Investment Policies.  The Client agrees to discuss in good faith with the Adviser mutually agreeable solutions with respect to any Investment Policies that the Adviser cannot satisfy.
(b)           The Adviser shall perform trading activities, including derivatives transactions, on behalf of the Client to the extent necessary in connection with the Lincoln Financial Group variable annuity hedging program and fixed index annuity hedging program, each as may be in effect from time to time.  The performance of the trading activities with respect to the variable annuity hedging program shall comply with the Trade Positioning System guidelines provided to the Adviser by the Client from time to time; provided that after prior consultation with the Client to the extent practicable (and in the case of a material variance from such guidelines, in all cases), trade execution may be effected outside of such guidelines if determined by the Adviser in its reasonable judgment to be in the best interests of the Client.  With respect to the fixed indexed annuity hedging program, the Adviser shall comply with the guidelines/directives provided to the Adviser by the Client from time to time.
(c)           The Adviser may, but has no obligation to, select and, with the prior written consent of the Client, contract with one or more investment advisers (each, a “Sub-Adviser”) registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), to perform some or all of the services for an Account for which it is responsible under this Agreement.  The Adviser may, if it determines it is not adverse to the interests of the Client, without the consent of the Client, terminate the services of any Sub-Adviser at any time, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.  The Adviser shall continue to have responsibility for all advisory services furnished by any Sub-Adviser and for the payment of any such Sub-Adviser.
2.3           Further Authority of Adviser.  Subject to the other provisions of this Agreement, unless the Client instructs the Adviser otherwise, the Adviser shall have the authority to select the brokerage firms through which orders for an Account shall be placed.  The Adviser shall place orders for the execution of transactions for an Account on a “best execution” basis, taking into account all relevant factors, including price, commission rates, reliability, efficiency of execution and timeliness and quality of the provision of market information.  Notwithstanding the foregoing, to the extent authorized by applicable law (including Section 28(e) of the Securities Exchange Act of 1934, as amended) and consistent with the “soft dollar” practices described in Part II of the Adviser’s Form ADV, the Adviser may agree to pay a member of an exchange, a broker or a dealer a commission for effecting a securities transaction in an Account that exceeds

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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the commission another member of an exchange, broker or dealer would charge for effecting the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms either of that particular transaction or of the Adviser’s overall responsibilities with respect to the applicable Account and other advisory accounts for which the Adviser or any Sub-Adviser exercises investment discretion.  If the Adviser engages in any transaction described in the immediately preceding sentence, the Adviser shall provide to the Client regular reports in such form and at such times as may reasonably be required by the Client, setting forth the amount of total brokerage business placed by the Adviser with respect to the Accounts and the allocation thereof among brokers and dealers, identifying those brokers and dealers which provided research services, and containing such other information as the Client may reasonably request.  In the event that the Client instructs the Adviser to place orders for an Account through a particular brokerage firm (a “Directed Broker”), the Client hereby acknowledges that the Adviser may not achieve “best execution” and waives any applicable “best execution” requirements with respect to transactions with such Directed Broker.
2.4           Reporting and Information Obligations.
(a)           The Adviser agrees to make available to the Client such reports, information and certifications with respect to the Accounts as the Client may from time to time reasonably request, including reports detailing the holdings in the Accounts and any transactions effected by the Adviser with respect thereto and information concerning the sale or other disposition of securities during the period covered by such reports.  Initially, the reports to be provided are as identified on Schedule C hereto.  The Adviser shall, upon reasonable notice at the reasonable request of the Client, participate by telephone or in-person at meetings (including meetings of the investment committees of the Client and its Affiliates and meetings with, and presentations to, rating agencies, investors and research analysts) to review the performance of the Accounts and other matters related to the management of the Accounts (including the investment objectives, restrictions and policies).
(b)           The Adviser shall provide the Client with such data and other information related to any Account, any investment in any Account and/or the services provided by the Adviser hereunder, including such data and information described in Schedule D, electronically in such form described in Schedule D or as otherwise may be reasonably requested by the Client.
(c)           The Adviser shall, and shall cause its Affiliates to, cooperate with the Client and its representatives to the extent necessary to enable such Persons to verify all calculations made by the Adviser in connection with any Account.

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2.5           Allocations.  The Adviser may, but is not required to, aggregate sales and purchase orders placed with respect to an Account with similar orders for brokerage transactions being made simultaneously for other accounts managed by the Adviser to the extent permitted by applicable law.  When such aggregate orders occur, the objective of the Adviser (and any of its Affiliates involved in such transactions) shall be to allocate the costs incurred in connection with the execution of such orders among the applicable Account and the other accounts managed by the Adviser in a manner the Adviser believes is fair and equitable over time to the applicable Account and in accordance with the Adviser’s written allocation procedures as then in effect, taking into account the Client’s investment guidelines and the size of the order placed for the Client, among other factors.  The Adviser shall provide the Client with a copy of its written allocation policies applicable to the Accounts and a copy of any subsequent amendments to such policies, provided that the Adviser shall not be obligated to provide copies of any such amendments if they are summarized in Part II of the Adviser’s Form ADV.
2.6           Proxies and Other Actions.
(a)           The Client delegates to the Adviser the right and obligation to (i) vote any proxies in respect of securities held in any Account and (ii) act upon or exercise any option, subscription, bankruptcy, reorganization, consolidation, merger, indenture revision or liquidation right or any other right or privilege of whatsoever nature, incident, appurtenant or pertaining to securities in any Account and, upon prior written notice or notice by telephone from the Adviser to the Client of the Adviser’s intention to participate in such matters, the Adviser shall automatically and without further action by the Client be appointed as the Client’s attorney-in-fact for any such purpose, including causing the Client to be bound to any such plan, agreement or arrangement.  Notwithstanding the foregoing, the Client may designate another Person to exercise any such right or obligation upon written notice to the Adviser.
(b)           In the case of any action  to be taken in respect of securities held in any Account (other than private placements) where such action requires the payment of any funds by the Client in connection with such action, the Adviser agrees to consult with and assist the Client in the evaluation of such action and the recommended course of action in respect thereof and, upon payment or advancement (or the agreement to pay or advance) by the Client of any funds required to be paid to a third party in connection with such action, follow the reasonable and lawful instructions of the Client in the taking or not taking of such action.
2.7           Compliance.  The Adviser represents that it is duly registered with the Securities and Exchange Commission (the “SEC”) pursuant to the Advisers Act.  The Adviser shall at all times act in accordance with (a) this Agreement and (b) any provision of applicable law, including the Advisers Act and all applicable rules and regulations of

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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the SEC promulgated thereunder, including by maintaining all necessary licenses, permits and other authorizations from the SEC and any other Regulatory Authority.
2.8           Certain Notifications.
(a)           The Adviser shall notify the Client promptly upon becoming aware of (i) any changes or events that could reasonably be expected to materially and adversely affect an Account or the Adviser’s management of an Account, including the following:  any audit, investigation, action or other proceeding by any Regulatory Authority involving the Adviser or an Account of which the Adviser or one of its Affiliates has received written notification from such Regulatory Authority, other than routine inspections and examinations, or any termination of any Approved Manager and (ii) any financial condition of or significant corporate event involving the Adviser that would reasonably be expected to impair its ability to meet contractual commitments to the Client under this Agreement.  Changes or events not specific to the Adviser or its Affiliates, including  general economic conditions or changes in the market environment do not require notification under this Section 2.8(a).
(b)           The Adviser shall furnish the Client promptly with copies of any amendments or supplements to the Adviser's Form ADV.  The Client, upon reasonable request with reasonable notice, may review any other filings, reviews, reports or notices submitted (or received) by the Adviser or one of its investment advisory Affiliates to (or from) the SEC or any other Regulatory Authority, other than such filings, reviews, reports or notices which do not contain information which could reasonably be viewed as material by the Client, at the offices of the Adviser.
(c)           The Adviser shall promptly notify the Client of the occurrence of any Termination Event.
(d)           The Client represents that none of the Accounts is currently subject to ERISA.  The Client shall notify the Adviser in writing in advance of any assets of an Account becoming “plan assets” under ERISA if practicable, and if such advance notice is not practicable, the Client shall notify the Adviser in writing promptly after the Client becomes aware of any assets of an Account becoming “plan assets” under ERISA and, in either case, will assist the Adviser in obtaining all information necessary to comply with ERISA.
2.9           Adviser as Independent Contractor.  Notwithstanding the services provided by the Adviser hereunder, the Adviser shall be an independent contractor and not a partner of or joint venturer with the Client, and unless otherwise expressly provided herein, shall not be authorized to manage the affairs of, act in the name of, or represent or bind the Client.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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2.10           Insurance.  The Adviser shall maintain in full force and effect during the term of this Agreement errors and omissions liability coverage of not less than $50,000,000 and on other material terms and conditions that are usual and customary for asset management businesses similarly situated to the Adviser.  Upon the reasonable request of the Client (to be made no more than once every 12 months) or in the event that the assets of the Accounts have increased materially after the date hereof (which request may be made more than one time over the term of this Agreement), the Adviser shall increase such coverage limits to such amounts as are reasonably requested by the Client to reflect the increase in the assets in the Accounts.  The Adviser shall provide the Client with a certificate evidencing the existence of such insurance upon the request of the Client (to be made no more than once every 12 months).  The Adviser shall provide prior written notice to the Client in the event that the Adviser proposes to amend or modify any material term or condition of such insurance that could reasonably be expected to be adverse to the Client.
2.11           Management Team
(a)           Schedule E hereto sets forth the names of certain investment professionals employed by the Adviser on a full-time basis and who manage the Accounts (each, and together with any other investment professional approved by the Client pursuant to Section 2.11(a) or (b), an “Approved Manager”).  In the event that an Approved Manager ceases to be employed by the Adviser on a full-time basis or otherwise ceases to manage the Accounts (a “Departing Manager”), the Adviser shall nominate in writing, for approval by the Client, one or more investment professionals with demonstrated experience managing assets of a type and style similar to the Account (or portion thereof) to be managed by such professionals (each such investment professional, a “Manager Candidate”) to replace such Departing Manager as an Approved Manager.  In connection with the Client’s evaluation of each such Manager Candidate, during the 30 day period following delivery of the applicable written nomination notice, the Adviser shall provide such information relating to each Manager Candidate (including the date on which such Manager Candidate is able to commence full-time employment with the Adviser) as is reasonably requested by the Client and the Client shall have the opportunity to interview each Manager Candidate.  On or prior to the last day of such 30 day period, the Client shall provide written notice to the Adviser of its decision to approve or disapprove the appointment of such Manager Candidate.  The Client agrees that its approval or disapproval of a Manager Candidate (x) shall be based on the foregoing information and, if applicable, the interview and such other criteria as would generally be used by a third party investment consultant in a similar manager search and (y) shall not be unreasonably withheld or delayed (and the Client shall not be deemed to be acting unreasonable if a Manager Candidate is not able to commence full-time employment with the Adviser within 60 days of the

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expiration of the 90 day period referred to clause (b) in the definition of Termination Event).
(b)           In addition to the Adviser’s right to propose one or more Manager Candidates pursuant to Section 2.11(a), the Adviser may, no more frequently than once every three months, propose one or more Manager Candidates, who for purposes of this Section 2.11(b) must have been employed by the Adviser for no less than six consecutive months and shall have managed one or more Accounts during such six month period, to become additional Approved Managers by delivery of a written notice to the Client.  In connection with the Client’s evaluation of each such Manager Candidate, the Adviser shall provide such information relating to each Manager Candidate as is reasonably requested by the Client and the Client shall have the opportunity to interview each Manager Candidate.  The Client agrees that its approval or disapproval of any such Manager Candidate (x) shall be based on the foregoing information and, if applicable, the interview and such other criteria as would generally be used by a third party investment consultant in a similar manager search and (y) shall not be unreasonably withheld or delayed.
(c)           In the event that the Client approves any Manager Candidate and such Manager Candidate becomes an Approved Manager pursuant to Section 2.11(a) or (b), Schedule E shall be updated to reflect such new Approved Manager.
2.12           Cooperation between the Parties regarding Private Placements. The parties agree that to the extent either party requires access to information  (including books and records) or personnel relating to private placements, such access shall be provided consistent with practices in place prior to the date of this Agreement.  The Client agrees to provide resources that will provide the Client's internal legal support for the private placements in which the Accounts may invest from time to time consistent with practices in place prior to the date of this Agreement.
SECTION 3
CONFLICTS OF INTEREST
3.1           Devotion of Time; Non-Exclusive.  The Adviser hereby agrees to devote such of its time and activity as is necessary for the accomplishment of its duties hereunder.  The Client acknowledges and understands that the Adviser acts as investment adviser to other clients and may give advice and take action with respect to the assets of such other clients which may differ from the advice given, or the timing or nature of action taken, with respect to the Accounts.  Subject to applicable law, nothing herein shall restrict the Adviser, its principals, Affiliates, or employees from purchasing or selling any securities for its or their own accounts.  Furthermore, the Adviser shall have no obligation to purchase or sell for any Account, or to recommend for purchase or sale for any Account, any security which the Adviser, its principals, Affiliates or employees may purchase or sell for themselves or for any other clients.

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SECTION 4
EXPENSES; FEE; VALUATION; STANDARD OF LIABILITY
4.1           Expenses.  The Client shall pay for all custodial fees, brokerage commissions, taxes, interest and other expenses related to the purchase, sale or transmittal of Account assets and such other expenses related to the Accounts to the extent that such expenses have been borne directly by the Client pursuant to the past practice of the Adviser and the Client prior to the date hereof.  Only expenses incurred by the Adviser in its fulfillment of its duties and obligations hereunder, including such expenses related to the Accounts to the extent that such expenses have been borne by the Adviser pursuant to the past practice of the Adviser and Client prior to the date hereof, shall be borne by the Adviser; provided that the Adviser shall have no obligation to bear any expenses for services provided to the Client, prior to the date hereof, by resources of the Adviser that were transferred to the Client on or prior to the date hereof.  Amounts payable to the Adviser under this Section 4.1 shall be paid by the Client upon submission of detailed invoices by the Adviser to the Client.
4.2           Management Fee.  The Client shall pay the Adviser a fee (the “Management Fee”) for the services to be rendered hereunder.  The Management Fee payable with respect to each Account will be calculated at the end of each month based upon the prior month-end book value of the assets (as designated pursuant to Section 1.2) in such Account at the annual rate of 0.09%, inclusive of derivatives trading and support, subject to Section 1.3(d).  The Adviser shall calculate the Management Fee for each calendar month in accordance with this Agreement and shall provide the Client an invoice reflecting the amount of such Management Fee for each such calendar month, and the calculations and methodology used to calculate such Management Fee.  The Management Fee shall be payable monthly within 10 business days of receipt of invoice.  For purposes of calculating the Management Fee, the portion of any Account consisting of Non-Managed Assets shall be excluded.  In the event there is a material change in the allocation (as of the date hereof) of assets in the Accounts across asset classes (a “Reallocation”) that persists for at least six months, the Client and the Adviser will negotiate, in good faith, mutually agreeable modifications to the Management Fees to reflect such change; provided that if a Reallocation persists for three months, the Client and the Adviser agree to discuss, in good faith, such Reallocation and any issues, concerns, questions or other matters related thereto.
4.3           Valuation.  The Client shall be responsible for determining the value of each security or other asset in each Account at the times required under this Agreement, provided that, in connection therewith, the Adviser agrees to provide such assistance and cooperation to the Client in determining the value of securities as is reasonably requested by the Client, including, without limitation, obtaining broker quotes for securities and providing inputs to Client to assist it in its pricing of private placements.  The value of each private placement debt security for which pricing is not readily available and that was held in the Accounts on November 30, 2009 is set forth on

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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Schedule F.  The parties agree that updated values for each private placement debt security for which pricing is not readily available held in the Accounts as of December 31, 2009 will be provided as soon as possible, and such values shall replace those on Schedule F once available.
4.4           Standard of Liability.  Neither the Adviser nor any of its officers, directors, shareholders, members, partners, Agents, employees and Affiliates shall be liable for any Loss (including any decrease in the value of assets) (i) incurred with respect to the management of any Account pursuant to Sections 2.2(a) or (b), other than any Loss arising out of the gross negligence of the Adviser or (ii) incurred by reason of any act or omission of any bank, broker, custodian, administrator, trustee or similar Person so long as the Adviser had followed the reasonable instructions of the Client (if any) and the Adviser was not grossly negligent in the performance of its obligations in respect to such Person.  Nothing contained herein shall be deemed to waive any liability (x) which cannot be waived under applicable state or federal law or any rules or regulations adopted thereunder, including state and federal securities laws and ERISA or (y) for breaches by the Adviser of any provision of this Agreement other than Sections 2.2(a) and (b).

SECTION 5
TERMINATION
5.1           Term.  This Agreement shall continue in full force and effect until the ten year anniversary of the date hereof (such ten year period, the “Initial Term”), unless terminated by the Client pursuant to Section 5.2 or the Adviser pursuant to Section 5.3 (the date that any termination hereunder becomes effective, the “Termination Date”).  Absent such termination, this Agreement will automatically renew for additional one year periods (each, a “Subsequent Term”) unless, no later than 90 days prior to the expiration of the Initial Term or 30 days prior to the expiration of any Subsequent Term (as applicable), the Client or the Adviser provides written notice to the other that it elects not to renew this Agreement.
5.2           Termination by the Client.  The Client shall have the right to terminate this Agreement in its entirety at any time, upon (a) the occurrence of a Termination Event or (b) 30 days written notice to the Adviser.
5.3           Termination by the Adviser. The Adviser may terminate this Agreement in its entirety  (a) upon a material breach of this Agreement by the Client (including a breach of Section 4.2) that (if curable) has not been cured by the Client within 10 business days of the Adviser providing written notice to the Client of such breach, unless the Adviser agrees in writing to extend such cure period; or (b) on not less than 150 days written notice to the Client.

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5.4           Consequences of Termination.  In connection with the termination of this Agreement for any reason, (a) the Adviser shall be entitled to receive any unpaid portion of the Management Fee earned through the Termination Date, which shall be paid in accordance with Section 4.2 and (b) each party to this Agreement shall promptly destroy or deliver to the other party, or to such other Person as such other party directs, all Confidential Information in the possession of or under the control of the Adviser or the Client, as applicable; provided, however, that the Adviser or the Client, as applicable, may retain copies of any Confidential Information to the extent required by applicable law and such party’s then effective document retention policy.
5.5           Plan. In the event that there is a Material Variance pursuant to clause (c)(i) of the definition of Termination Event (provided that, solely for purposes of this Section 5.5, the 5% referenced therein shall be replaced with 3%), the Adviser shall, no later than 30 days after the end of the applicable Measurement Quarter, submit a written plan (a “Plan”) to the Client that sets forth the material cause(s) of the Material Variance and the steps that the Adviser proposes to take to address such causes and eliminate the Material Variance.  The Client agrees to cooperate with the Adviser in connection with the Adviser’s preparation and (after a Plan is agreed to by the Client) implementation of a Plan to the extent contemplated thereby, including by making available its personnel to meet with the Adviser.
SECTION 6
MISCELLANEOUS
6.1           Assignments.  No assignment (as defined in the Advisers Act) of this Agreement by the Adviser shall be made without the prior written consent of the Client (which consent will not be unreasonably withheld in the case of a proposed assignment to a U.S. domiciled wholly-owned subsidiary of Macquarie Bank Limited that is registered as an investment adviser under the Advisers Act).  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto (including binding any successor or assignee of the Client following a change of control of the Client, Lincoln National Corporation or any of its Affiliates who directly or indirectly own or control the Client).  Notwithstanding the foregoing, the Adviser may outsource certain ancillary support services that do not constitute investment management services, including trading, back-office, proxy voting and accounting services, to its Agents, provided that the Adviser shall continue to have responsibility for all services provided by its Agents and for the payment of such Agents.  For the avoidance of doubt, the engagement by the Adviser of a Sub-Adviser pursuant to Section 2.2(c) shall not be deemed an assignment.  No assignment of this Agreement by the Client shall be made without the prior written consent of the Adviser (such consent not to be unreasonably withheld).

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

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6.2           Notices.  For purposes of this Agreement, all notices or other communications given or made hereunder shall be in writing and shall be given or made to the Client at Lincoln Financial Group, General Account Investment Strategies, 100 North Greene Street, Greensboro, NC 27401, Attention: C. Phillip Elam II, Senior Vice President, with a copy to: Lincoln Financial Group, Radnor Financial Center, 150 North Radnor Chester Road, Radnor, PA 19087, Attention: General Counsel, and to the Adviser at Delaware Investment Advisers, 2005 Market Street, 39th Floor, Philadelphia, PA 19103, Attention:  See Yeng Quek, with a copy to: Delaware Investment Advisers, 2005 Market Street, Philadelphia, PA 19103, Attention:  General Counsel, or at such other place or places as shall from time-to-time be specified in a written communication signed by the party that is seeking to change its address for the receipt of notices and that is delivered to the other party.  Any notice in writing shall be deemed given and received (a) if delivered in person, on the date delivered, (b) if transmitted by telecopy (provided receipt is confirmed by telephone), on the date sent or (c) if delivered by express courier, on the second Business Day after mailing, to the parties at the addresses set forth above.
6.3           Amendments.  No modification, amendment or waiver of this Agreement, or any part hereof (including any defined term used herein), shall be valid or effective unless in writing and signed by the party or parties sought to be charged therewith.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any subsequent or other breach or condition, whether of like or different nature.  The failure of any party hereto to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof and shall not deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.
6.4           Books and Records.  The Adviser shall keep (or cause to be kept) such books and records as are required by the Advisers Act, shall permit the Client and its representatives to inspect such books and records with respect to the Accounts at all reasonable times and to make copies of any such books and records as any of them may reasonably request, and shall promptly provide them with such information and explanations as they may reasonably require in connection therewith.  In furtherance thereof, the Adviser shall (i) make its books and records available to, and provide such information related to this Agreement and the services contemplated hereby reasonably requested by, the Client and its representatives for audit and compliance review promptly upon request and (ii) in the event that the Client receives a request from a Regulatory Authority for information or records in the possession of the Adviser related to any Account, upon notice of such request, provide reasonable access (including to officials of any such agency) to such information or records.  Notwithstanding the foregoing, (w) any access or cooperation pursuant to this Section 6.4 shall not unreasonably interfere with the conduct of the business of the Adviser, (x) such access or review shall occur only during normal business hours upon reasonable advance notice by the Client to the Adviser, under the supervision of personnel of the Adviser, (y) such access or review shall occur only after the Client shall have (1) entered into a customary and reasonable

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

13

non-disclosure agreement with the Adviser and (2) identified, in reasonable detail, its purpose in seeking access or cooperation pursuant to this Section 6.4 and such purpose is commercially reasonable and (z) the Client shall be responsible for any out-of-pocket costs and expenses incurred by the Adviser and its Affiliates in connection with its compliance with this Section 6.4.  Notwithstanding the obligations contained in this Section 6.4, the Adviser shall not be required to provide access or information or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of it or its Affiliates (based on the advice of counsel) or contravene any applicable law or fiduciary duty or breach a binding agreement in effect on the date hereof.
6.5           Confidentiality.  Unless directed by the other party and except as required by applicable law, each party to this Agreement shall keep confidential any and all Confidential Information and shall not disclose any such information to any Person (other than its attorneys, regulatory authorities and its Affiliates who need to know such information in connection with the provision of services under this Agreement and on behalf of whom the Adviser shall be liable under this Agreement).  Notwithstanding the foregoing, the Adviser may (i) provide information as necessary for broker/dealers, Agents and Sub-Advisers perform their duties for the Adviser on behalf of the Client; (ii) include the Client’s name on the Adviser’s client list to be circulated to external parties; and (iii) include the Account’s performance in the Adviser’s composites.  Except as described in the foregoing sentence of this Section 6.5, the Adviser shall in no event distribute or circulate any sales material, promotional or other material or make any public communications or press releases which contains any reference to the Client or any Account without the prior written consent of the Client.
6.6           Entire Agreement.  This Agreement (including any annex or schedule hereto and the Investment Policies) contains the entire understanding of the parties and supersedes any prior agreements and understandings between the parties with respect to the subject matter hereof or thereof.
6.7           Required Bonds.  The Client agrees to obtain and maintain during the effectiveness of this Agreement such bonds as may be required by Section 412 of ERISA, if applicable, and to include the Adviser among those covered by such bonds.
6.8           Severability.  In case any one or more of the provisions of this Agreement or any portion thereof, or the application of any such provision or any portion thereof to any party, shall be held invalid, illegal or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, or the application of such provision as is held invalid, illegal or unenforceable to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby.
6.9           Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or otherwise affect the scope or intent of this Agreement or any provision hereof.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

14

6.10           Counterparts.  This Agreement may be executed in one or more counterparts each of which, for all purposes, shall be deemed to be an original, and all of which when taken together shall constitute but one and the same instrument.
6.11           Governing Law; Submission to Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof that would result in the application of the laws of any other jurisdiction.  However, nothing in this Agreement shall be construed contrary to the Advisers Act, ERISA (if any Account is subject to ERISA) or any rule or order of the SEC under the Advisers Act.  The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the Supreme Court of the State of New York, New York County and of the federal court located in New York, New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts).  The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the Supreme Court of the State of New York, New York County and the federal court located in New York, New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  The parties agree that a final judgment in any such action, suit or proceeding brought in any such court shall be conclusive and binding and may be enforced in any other courts to whose jurisdiction the parties are or may be subject, by suit upon such judgment.
6.12           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
6.13           Form ADV.  The Client acknowledges that it has received Part II of the current Form ADV of the Adviser at least 48 hours before entering into this Agreement.
6.14           Binding Effect; Persons Benefiting.  Other than the parties to this Agreement, no Person shall have any right or obligation under this Agreement.  No provision of this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof.
6.15           Interpretation.  When a reference is made in this Agreement to Sections, Schedules or Annexes, such reference shall be to a Section of, Schedule to or Annex to, this Agreement unless otherwise indicated.  Whenever the words “include,”

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

15

“includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  All pronouns and any variations thereof refer to the masculine, feminine or neuter, single or plural, as the context may require.  All capitalized terms defined in this Agreement shall be equally applicable to the singular and plural forms thereof.  All references to any period of days shall be deemed to be to the relevant number of calendar days unless otherwise specified.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.  References to any Person include the successors and assigns of that Person.

[Signature Page Follows]

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

16

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DELAWARE INVESTMENT ADVISERS,
a series of Delaware Management Business Trust

By: /s/ David P. O’Connor
Name:  David P. O’Connor
Title:  Senior Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: /s/ Keith Ryan
Name:  Keith Ryan
Title: Vice President

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX A
Defined Terms

“Account” has the meaning set forth in Section 1.1.
“Acquired Assets” has the meaning set forth in Section 1.3(a).
“Adviser” has the meaning set forth in the preamble to this Agreement.
“Advisers Act” has the meaning set forth in Section 2.2(c).
“Adviser Proposal” has the meaning set forth in Section 1.3(c).
“Affiliate” means any individual, partnership, corporation, entity or other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.  For purposes of this definition, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.
“Agents” means the Adviser’s proxy voting service and its investment accountant.
“Agreement” means, this Investment Advisory Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Approved Manager” has the meaning set forth in Section 2.11(a).
“Client” has the meaning set forth in the preamble to this Agreement.
“Confidential Information” means and includes, but not be limited to, each party’s respective proprietary or confidential market and/or computerized investment approaches, trading systems or programs, mathematical models, simulated results, simulation software, price or research databases, information relating to private placements, other research, algorithms, numerical techniques, analytical results, technical data, strategies and methodologies, business methods, trade secrets, internal marketing materials or memoranda, corporate policies, supervisory and risk control techniques and procedures, fee and compensation structures, trader trial programs, investor and contact lists, knowledge of facilities and any books and records made available to either party and any other proprietary materials or information; provided, however, that the term Confidential Information shall not include any such information which is or has been made generally available to the public through the disclosure thereof in a manner which was authorized by the applicable party and did not violate any common law or contractual rights of the applicable party.
“Custodian” has the meaning set forth in Section 1.2.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

“Current Asset Class” means an asset class listed on Schedule B.
“Departing Manager” has the meaning set forth in Section 2.11(a).
“Directed Broker” has the meaning set forth in Section 2.3.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules, regulations and class exemptions of the Department of Labor thereunder.
“Evaluation Period” has the meaning set forth in Section 1.3(c).
“Excluded Assets” means assets in the Accounts invested (i) as seed capital in investment products of the Client or its Affiliates and the Adviser and its Affiliates or (ii) in Excluded Asset Classes.
“Excluded Asset Classes” means cash (other than direct short-term investments), money market mutual funds invested primarily in United States securities and assets, direct United States real estate investments, real estate limited partnerships investing primarily in United States real estate, direct United States commercial mortgage investments and corporate owned life insurance.
“Initial Term” has the meaning set forth in Section 5.1.
“Investment Notice” means a written notice of the Client’s decision to invest any portion of an Account (other than the Excluded Assets or the Acquired Assets) in a New Asset Class.
“Investment Policies” has the meaning set forth in Section 2.2(a).
“Loss” means losses, damages, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees and disbursements) and amounts paid in settlement.
“Management Fee” has the meaning set forth in Section 4.2.
“Manager Candidate” has the meaning set forth in Section 2.11(a).
“Material Variance” shall mean, with respect to any rolling two year period, a negative variance of more than 5% per annum of the annual rate of return of the Accounts measured against the Risk Management Benchmark for that same period.  The parties agree that (a) for purposes of calculating the annual rate of return for the one year period ending as of the calendar quarter ending immediately prior to the Closing, such annual rate of return shall be deemed to equal the Risk Management Benchmark for such period, (b) for the purposes of determining the annual rate of return for the Accounts and the Risk Management Benchmark, the annual rate of return and Risk Management Benchmark shall not include any portion thereof attributable to (i) Excluded Assets, (ii)

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

any portion of an Account comprised of limited partnerships or (iii) any action taken or not taken as a result of instructions by, or restrictions and practices of, the Client; provided, that, for the purpose of this sub-paragraph (iii), the rate of return applicable to the class of asset to which any such instruction, restriction or practice applies shall be deemed to equal the Risk Management Benchmark for the duration of such exclusion.
“Measurement Quarter” has the meaning set forth in the definition of “Termination Event”.
“New Asset Class” has the meaning set forth in Section 1.3(b).
“Non-Managed Assets” means any Acquired Assets not managed by the Adviser, the Excluded Assets, and any assets invested in a New Asset Class not managed by the Adviser.
“Person” means any individual, partnership, corporation, company, trust, unincorporated organization or other entity and any government or agency or political subdivision thereof.
“Plan” has the meaning set forth in Section 5.5.
“Reallocation” has the meaning set forth in Section 4.2.
“Regulatory Authority” means any regulatory, self-regulatory or other governmental authority.
“Risk Management Benchmark” shall mean the risk management benchmark utilized in the Lincoln Financial Group Investment Review process for the Accounts as quarterly re-weighted and which shall be consistent with the past practice of the Client as of the date hereof, with any variance from such risk management benchmark determined in accordance with the methodology employed in the Lincoln Financial Group Investment Review process as of the date hereof, excluding the variance, if any, attributable to the Accounts’ Investment Policies.

“SEC” has the meaning set forth in Section 2.7.
“Sub-Adviser” has the meaning set forth in Section 2.2(c).
“Subsequent Term” has the meaning set forth in Section 5.1.
“Termination Date” has the meaning set forth in Section 5.1.
“Termination Event” means any of:
(a)
(i) the gross negligence or willful misconduct of the Adviser in managing any Account, (ii) a material violation of law by the Adviser with respect to the management of any Account or (iii) the imposition of any material sanction, restriction or penalty imposed

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

by a Regulatory Authority on the Adviser that the Client determines could reasonably be expected to have a material and adverse effect on the Adviser’s ability to manage the Accounts;
(b)
for a period of 90 consecutive days, the number of Approved Managers managing the Accounts is less than a majority of the total number of Approved Managers set forth in Schedule E; provided that the Client may not terminate this Agreement pursuant to this clause (b) if the Client has approved pursuant to Section 2.11(a) a sufficient number of new Approved Managers so that the number of Approved Managers is a majority of the total number of Approved Managers set forth in Schedule E;

(c)
(c) (i) if, for any calendar quarter ending on or after the one year anniversary of the Closing Date, there is a Material Variance of the Accounts for any rolling two year period ending at the end of any such calendar quarter (any such calendar quarter at the end of which there is a Material Variance, a “Measurement Quarter”) and (ii) there remains a Material Variance for each two year rolling period ending at the end of each of the next four calendar quarters following the Measurement Quarter, a decision by the Client’s board of directors in the good faith exercise of its fiduciary duties to terminate the Agreement because the Client’s interests are better served with another investment adviser; or

(d)
the Adviser’s material breach of this Agreement (other than breaches of Section 2.7 which shall be subject to the standard set forth in clause (a) above) that (if curable) has not been cured by the Adviser within 30 days of the Client providing written notice, unless the Client agrees in writing to extend such cure period.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule A

Accounts

Company Name	Portfolio
The Lincoln National Life Insurance Company
JPF661201
JPF661203
JPF661205
JPL671122
LNL01001
LNL01002T
LNL01003T
LNL01004
LNL01009
LNL01010
LNL01011
LNL010122
LNL01015
LNL01017
LNL01020
LNL01021
LNL01024
LNL01027
LNL01040
LNL01042
LNL01046
LNL01052
LNL01056
LNL01057
LNL01057L
LNL01062
LNL01063
LNL01065
LNL01066
LNL01071
LNL01072
LNL01073
LNL01074
LNL01074T
LNL01075
LNL01075T
LNL01076
LNL01078
LNL01079
LNL010110
LNL 01001P

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Company Name	Portfolio
SA01002 SA01002E

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule B

Current Asset Classes

1.	Active Fixed Income
2.	MBS
3.	ABS
4.	High Yield
5.	Government
6.	Direct short-term investments
7.	Private Debt
8.	Partnerships
9.	Equity
10.	Emerging Market Debt

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule C

Reports

Report Name	Source	Customer	Frequency	Due Date
Identification of Troubled and Watch Securities	DIA Fixed Income	CAO & CFO	Quarterly	Prior to the Writedown Committee Meeting and Final as of Quarter End Business Day 2
Paragraph Code Reporting	DIA Compliance	Invest Acctg	Monthly	Changes by the 15th of each month
Cash Flow and Recovery Value Calculations Report	DIA Fixed Income	Invest Acctg	Quarterly	Prior to the Writedown Committee Meeting and Final as of Quarter End Business Day 1
CLN Reports	DIA Fixed Income	Invest Acctg	Quarterly	Business Day 5
TPS Notices	DIA Fixed Income	EqRM Protection	Daily	Daily p.m.
Trade Notifications	DIA Fixed Income	EqRM Protection	Daily	Daily p.m.
Spreads for Index	DIA Fixed Income	Portfolio Management	Weekly	Weekly
Econ Summary/Inv. Com. Commentary	DIA Fixed Income	Portfolio Management	Monthly	Prior to Investment Committee
Derivative Report Summary	DIA Fixed Income	EqRM/ALM Committee	Monthly	Prior to EqRM/ALM meeting
CLN one pager(s) for Investment Com.	DIA Fixed Income	Portfolio Management	Monthly	Prior to each Investment Committee meeting
CLN Disclosure 10Q	DIA Fixed Income	Financial Reporting	Quarterly
Industry/Company Research	DIA Fixed Income	Portfolio Management	Upon Request
Supporting Data for Sovereign Risk Report	DIA Fixed Income	Portfolio Management	Currently Weekly
Trade summary following each indexed annuity issue day	DIA Fixed Income	Fixed Annuity Product Management	Weekly

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Report Name	Source	Customer	Frequency	Due Date
Indexed annuity option blotter summary	DIA Fixed Income	Fixed Annuity Product Management	Weekly
SAS 701	The Adviser to select the provider	Financial Accounting	Annual	Reasonable period of time following year end2
Compliance Certificate	DIA Compliance	Internal Audit	Quarterly	Within two weeks of quarter end
Certification of Investment Adviser	Mr. Capuzzi and Mr. Quek, or their successors	Financial Reporting/Internal Audit	Quarterly	Within two weeks of quarter end
California Department of Insurance Questionnaire	DIA Compliance	Financial Reporting	Annually	As requested by California Department of Insurance
Risk Benchmark	DIA Fixed Income	Portfolio Management	Quarterly	Within ten business days of receiving Lincoln portfolio return data (per Schedule D)

1SAS 70 report to only cover trade operations.

2Initial SAS 70 report (to be a Type I report) will cover 1/1/10 to 9/30/10, with the resulting report provided to the Client no later than 12/31/10 or such other date as the parties mutually agree.  Each subsequent SAS 70 report (each of which to be a Type II report) will cover the period 10/1 through 9/30 each year, with the resulting report provided to the Client no later than 12/31 of the applicable year or such other date as the parties mutually agree.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule D

Data and Other Information

Currently Automated Investment Information Needs	Automated References

Trade Information for General Accounts	Currently entered into the following applications: Short Term Trade, Long Term Trade, Docket, Bloomberg, email Notifications
Industry and credit exposure information for short terms	Currently part of Short Term Trade application
Maintain asset codes and indicators	As currently maintained in internally written applications: Trade Interface Application to be maintained by Lincoln going forward.
Investment Data Management	Currently Delaware provides data to support investment data management.
State Compliance Information	Currently in Paragraph Code Compliance Application and spreadsheets.
Information on Troubled and Watched Securities	Currently part of Investment Data Management or spreadsheet to Investment Accounting to enter on Prism.
Pricing and Analytic Information for assets where public information is not available or accurate
Currently get this information from Intex (for CMBS, ABS, etc) - manually modeled by Delaware, Delaware to provide information to Lincoln so that Lincoln may use Axiom (for public securities and private placements), and spreadsheets for manually priced private placements.

Underlying assumptions to generate cash flow data	Currently provided by Delaware personnel.
Admitted Assets	Currently provided by Lincoln to Delaware to permit Delaware compliance to do paragraph coding
Insurance law updates	Currently provided by LNY and LNL personnel.
Security level data and aggregation	Lincoln to provide Delaware with total return of the portfolio at the CUSIP, asset class and total portfolio level and any other data necessary to generate the risk benchmark and its attribution.
GIPS data	Upon reasonable prior notice, Lincoln personnel to provide information to Delaware so that Delaware may prepare GIPS compliant returns as/when requested.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Data necessary to calculate investment advisory fees	Lincoln to provide Delaware with book value of the assets and other data as necessary to calculate the Management Fees due under the Agreement.

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule E

Approved Managers

1.	*
2.	*
3.	*
4.	*
5.	*

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.

Schedule F

Private Placement Debt Securities

Eom date	Cusip	Security Name	Coupon	Maturity Date	Price Source	Sum of Book Value	Sum of Par Value	Sum of Market Value
30-Nov-09	39063@AD2	GREAT LAKES GAS TRANS L P	9.09	30-Oct-21	AXIOM	8,036,288	7,102,000	8,667,565
30-Nov-09	19238VA#2	COGECO CABLE INC SER A SR SEC NT	7	01-Oct-15	AXIOM	25,000,000	25,000,000	27,852,500
30-Nov-09	52465#AC9	LEGG MASON MTG CAP TR RITE AID 98-CTL-	6.55153	10-Mar-20	AXIOM	1,726,359	2,222,033	1,928,636
30-Nov-09	24713@AA4	DELOITTE & TOUCHE USA LLP SER A GTD NT	6.24	20-Nov-11	AXIOM	10,064,058	10,000,000	10,618,000
30-Nov-09	907821T28	UNION PAC RR CO (BNY MIDWEST TR) J	3.86	29-Sep-12	AXIOM	775,879	775,879	799,240
30-Nov-09	58526#AK5	MEIJER FINANCE INC SR SEC NTS B3	8.24	01-Jun-20	AXIOM	2,975,603	2,742,900	3,344,692
30-Nov-09	99BLOX9B3	OXBOW CARBON LLC TRNCH DD TERM LOAN LN	2.31	30-Apr-14	OBROK	231,706	231,706	216,355
30-Nov-09	00855LAB5	AGUA CALIENTE BAND CAHUILLA INDIANS SR	6.85	01-Oct-21	AXIOM	7,029,382	7,000,000	5,974,780
30-Nov-09	D5894#AB6	OILTANKING GMBH SR NTS	6.04	05-Jan-19	AXIOM	19,196,556	20,000,000	20,792,800
30-Nov-09	12532@AA8	BURLINGTON NORTHERN SANTA FE CFT BNSF2	5.66	15-Jan-23	AXIOM	2,498,625	2,592,593	2,752,633
30-Nov-09	97181#CF8	WILM'TN TR SER B (BPASSUMPSOLVAY95)	7.52	01-Jan-18	AXIOM	346,825	321,175	385,683
30-Nov-09	857449#V4	STATE STREET BK & TR (AIRBUS) SER B CT	8.99	15-Sep-18	AXIOM	1,631,856	1,401,986	1,869,927
30-Nov-09	718282AA4	PHILIPPINE PWR TRUST I (OPIC INS) CTFS	5.4	26-Sep-18	IDSI	29,979,358	30,600,000	31,703,130
30-Nov-09	92203#AB4	VANGUARD GROUP INC SER B SR SEC NTS	7.52	19-Sep-10	AXIOM	16,250,000	16,250,000	16,906,175
30-Nov-09	25469#AC1	DISCOVERY COMMUNICATIONS SER C SR NTS	8.37	09-Mar-11	AXIOM	10,282,205	10,000,000	10,724,200
30-Nov-09	97180*UV8	WILMINGTON/TUCSON ELEC SER C-5	10.73239	01-Jan-13	AXIOM	1,919,477	1,900,284	2,104,774
30-Nov-09	P7906#AA7	PORT OF SPAIN WATERFRONT DEV SER A SEC	6.09	01-Jan-23	AXIOM	52,105,833	52,105,833	46,574,277
30-Nov-09	09690@AA2	BODDIE MIDLOTHIAN LLC 6.83% CTL NT	6.73	01-Aug-27	AXIOM	3,448,650	3,448,650	4,055,957
30-Nov-09	97181#KH5	WILMINGTON TR UPRR 2004-H	5.85	29-Jun-24	AXIOM	6,623,270	6,611,448	7,243,568
30-Nov-09	29481#AC7	ERGON INC GTD SR NT	5.5	20-May-18	AXIOM	14,000,000	14,000,000	13,697,460
30-Nov-09	C5864@AC3	MULLEN GROUP LTD SER C SR GTD NT(CAD)	5.6	30-Jun-16	MANUL	9,425,959	10,000,000	9,577,425
30-Nov-09	75074#AD1	RAIL CO VII INVESTORS SECD NT (TR 3)	6.98	01-Apr-11	AXIOM	2,225,841	2,225,841	2,376,575
30-Nov-09	99BLGY9B0	GRACEWAY PHARM LLC TRNCH B 1ST LIEN TE	3.06875	31-Dec-14	OBROK	3,954,942	3,955,517	2,887,527
30-Nov-09	97180*KC1	WILMINGTON TR (CSX) SER B BNY-2 LEV LE	10.23	26-Mar-10	AXIOM	956,269	947,053	972,311
30-Nov-09	74831*AA8	QUEENSLAND 1995 PASS-THROUGH TRUST	7.82	03-Jan-33	AXIOM	14,420,000	14,420,000	18,009,859
30-Nov-09	63615#AG6	NATIONAL FOOTALL LEAGUE SER B SR NT	5.6	31-Mar-24	AXIOM	9,000,000	9,000,000	9,343,980
30-Nov-09	564905A#4	MAPLE LEAF FOODS INC SER E SR GTD NT	5.21	08-Dec-11	AXIOM	15,000,000	15,000,000	15,683,550
30-Nov-09	92240@AD7	VECTREN SR NTS	4.99	15-Dec-10	AXIOM	2,959,615	3,000,000	3,074,550
30-Nov-09	592688A*6	METTLER-TOLEDO INTL INC 2009-A SR NT	6.3	25-Jun-15	AXIOM	15,000,000	15,000,000	16,492,800
30-Nov-09	81683RB#0	SEMINOLE INDIAN TRIBE OF FLORIDA TRNCH	2.125	05-Mar-14	OBROK	64,122	64,122	59,473
30-Nov-09	G1696#AC0	BUNZL FINANCE PLC SER C GTD NTS	7.1	02-Jul-11	AXIOM	7,128,746	7,000,000	7,499,310
30-Nov-09	Q3126#AE1	DB RREEF FIN PTY LTD SER E GTD SR NT	5.49	29-Mar-15	AXIOM	9,000,000	9,000,000	8,562,780
30-Nov-09	05577@AK6	BTMU CAP CORP SER D (BNSF 2009-A)	6.55	26-Feb-21	AXIOM	3,838,048	3,838,048	4,413,755
30-Nov-09	97181#EU3	WILMINGTON TR NT BP&SOLVAY EQ TR 98	6.63	02-Jan-20	AXIOM	1,898,356	1,859,561	2,071,012
30-Nov-09	22822*AB6	CROWN CCR HLDGS GP SER B SR GTD NT	7.58	12-Aug-18	AXIOM	24,918,000	25,000,000	26,807,250
30-Nov-09	698525AA0	PANOCHE ENERGY CENTER LLC SR SEC 144A	6.885	31-Jul-29	IDSI	7,000,000	7,000,000	6,764,100
30-Nov-09	97181#KY8	WILMINGTON TR UPRR 2005-B2	5.36	29-Dec-28	AXIOM	433,811	477,497	506,844
30-Nov-09	857449#X0	STATE STREET BK & TR (AIRBUS) SER B CT	8.99	15-Sep-18	AXIOM	1,630,870	1,401,139	1,868,797
30-Nov-09	Q9194#AC9	TRANSURBAN FIN CO PTY TR-C 2004-1 SR N	5.47	07-Dec-19	AXIOM	10,155,906	11,800,000	12,881,234
30-Nov-09	48124#AA4	JP HOSPITALITY DEFEASANCE LLC BOYNTON	9.099	01-Jan-18	AXIOM	7,910,847	6,916,765	8,989,996
30-Nov-09	F1790#AA0	CIMENTS FRANCAIS SA SER A SR NT	5.63	15-Nov-12	AXIOM	19,000,000	19,000,000	19,822,320
30-Nov-09	12626#AG0	CRH AMERICA INC GTD SER B SR NTS	7.9	22-Sep-11	AXIOM	12,041,679	12,000,000	13,008,360
30-Nov-09	Q5581#AB0	LION NATHAN FIN (AUSTRALIA) PTY LTD SR	4.53	28-Aug-15	AXIOM	9,433,203	10,000,000	10,637,900
30-Nov-09	N6510*AF2	NUTRECO HLDG NV SER C SR NT	8.22	08-Apr-19	AXIOM	15,000,000	15,000,000	18,787,950
30-Nov-09	88162FA*6	TETRA TECHNOLOGIES INC SR NT	5.07	30-Sep-11	AXIOM	5,883,997	6,000,000	6,175,800
30-Nov-09	89653QA#2	TRINITY MIRROR PLC SER B SR NTS	7.04	24-Oct-11	AXIOM	13,218,317	13,000,000	12,318,670
30-Nov-09	52465#AA3	LEGG MASON MTG CAP TR RITE AID 97-C1	7.3	10-Mar-19	AXIOM	1,592,118	1,724,822	1,636,649
30-Nov-09	58983*DY2	MERIDIAN TRUST USWEST GTD LEASE SER B	8.75	01-Jan-12	AXIOM	326,177	324,316	335,686
30-Nov-09	G1744#AE8	CADOGAN ESTATES LTD SER A GTD SR NT	6.45	07-Aug-18	AXIOM	10,000,000	10,000,000	10,249,700
30-Nov-09	02078@AA9	ALPHAGEN POWER LLC SR SEC NTS	9.018	01-Jul-24	AXIOM	11,565,798	11,565,798	14,446,722
30-Nov-09	254012AA5	DIGNITY PARTNERS FNDG CP SR NTS	9.17	10-Mar-05	MANUL	908,626	9,996,690	899,702
30-Nov-09	75074#AC3	RAIL CO VII INVESTORS INC TR2 SEC NT	6.97	01-Apr-11	AXIOM	2,946,044	2,946,044	3,145,109
30-Nov-09	D3917#AE8	DEUTZ AG SER E SR NT	6.12	16-Jul-17	AXIOM	18,000,000	18,000,000	16,622,460
30-Nov-09	910637M*5	UNITED ILLUMINATING CO SER B SR NT	4.89	12-Dec-09	AXIOM	2,998,834	3,000,000	3,002,790
30-Nov-09	85746*CA6	STATE ST BK & TR NOVA CHEMICALS INC LE	7.11	27-Sep-16	AXIOM	8,774,580	9,720,320	9,548,950
30-Nov-09	21864*AC5	CORDOVA FUNDING SR SEC NTS A3 144A WO	9.07	15-Dec-19	AXIOM	1,456,656	1,405,966	1,339,296
30-Nov-09	70383#AD8	PAVESTONE SEC SER B	6.73	15-Jul-11	AXIOM	2,352,942	2,376,504	2,387,911
30-Nov-09	99BLPI9A7	PINNACLE FOODS FINANCE LLC TRNCH B TER	3.25063	02-Apr-14	OBROK	682,699	684,250	632,363
30-Nov-09	335867G@0	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	806,564	1,412,250	1,412,250
30-Nov-09	D1769@AB9	DEUTSCHE BORSE AG SER B SR NT	5.86	12-Jun-18	AXIOM	30,000,000	30,000,000	31,665,600
30-Nov-09	81675*AB0	SEMINOLE ELECTRIC COOPERATIVE SER A SR	5.57	28-Dec-24	AXIOM	9,338,843	9,338,843	9,644,877
30-Nov-09	29266RC#3	ENERGIZER HOLDINGS INC SR NTS SER A-5	3.63	30-Jun-10	AXIOM	4,946,238	5,000,000	5,058,650
30-Nov-09	16166#AC6	CHASKA CAPITAL CORP SEC EQ NT (TR 3)	6.98	01-Apr-11	AXIOM	145,150	145,150	154,980
30-Nov-09	25247*AA8	DHC LNL BEDFORD RET RES DEFEASANCE NT	5.81	10-Apr-25	AXIOM	6,671,936	6,671,936	7,941,738
30-Nov-09	Q0307#AB4	AMCOR LIMITED SER B SR NT	5.65	17-Dec-12	AXIOM	7,000,000	7,000,000	7,435,610
30-Nov-09	G3651#AE5	QUINN GROUP LTD SER B SR GTD NT	6.11	25-Apr-13	AXIOM	20,000,000	20,000,000	20,909,000
30-Nov-09	96218PAR1	WEYERHAEUSER REAL ESTATE 144A MTN	5.5	16-Dec-10	IDSI	1,981,752	2,000,000	2,029,000
30-Nov-09	G6843#AB3	P&O PRINCESS CRUISES PLC SER B SR NT	7.72	31-Jul-15	AXIOM	12,403,805	12,000,000	13,169,400
30-Nov-09	N4577#AB2	INTL ENDESA SA BV SER B SR GTD NT	5.23	09-Sep-12	AXIOM	10,813,778	11,000,000	11,684,640
30-Nov-09	300674AA6	EXCEL PARALUBES FUNDING CORP	7.43	01-Nov-15	IDSI	28,373,805	28,000,000	31,101,280
30-Nov-09	003708AB0	ABLE EMPIRE GROUP LP NTS (GSA-DEA) 144	7.26	15-Jun-11	AXIOM	3,747,576	3,716,387	3,789,972
30-Nov-09	74731@BU2	QUAD/GRAPHICS INC SR SEC SER 01-1 A	7.46	10-Apr-16	AXIOM	1,691,966	1,625,000	1,631,370
30-Nov-09	25241@AA2	DHC JP SHERIDAN EAST DEFEASANCE LLC NT	5.9	01-Jan-13	AXIOM	12,364,412	12,389,983	14,137,590
30-Nov-09	08863@AA5	BGC PARTNERS SR NT	5.19	01-Apr-10	AXIOM	6,573,366	6,600,000	6,596,700
30-Nov-09	71839#AA2	PHILLIES FDG LP SR SEC REV BKD NTS	6.21	10-Jun-30	AXIOM	10,571,697	11,020,305	10,011,396
30-Nov-09	Q3946*AC7	FOXTEL MGT PTY LTD SER C GTD SR SEC NT	6.2	24-Sep-19	AXIOM	13,000,000	13,000,000	13,569,920
30-Nov-09	44440*AD8	HUGHES AIRCRAFT/AURORA-IRE SER A SEC N	10.36	30-Sep-12	AXIOM	170,498	154,040	187,804
30-Nov-09	G5655@AC2	LOUGHMANE LTD SER C SR GTD NT	5.78	21-Dec-14	AXIOM	9,819,241	10,000,000	10,394,800
30-Nov-09	G0682#AC8	AVIS FINANCE CO PLC SR NTS	5.66	09-Jun-11	AXIOM	8,529,827	9,000,000	8,869,590
30-Nov-09	N2962#AB9	ENECO HOLDING NV SER B SR NT	4.72	28-Mar-17	MANUL	28,457,598	19,000,000	27,259,406
30-Nov-09	97180*VN5	WILM'TN TR B (FED EXPRS N605FE)	7.7	29-Jan-12	AXIOM	1,824,523	1,785,250	1,982,841
30-Nov-09	25654#AB8	DODGER TICKETS LLC 2007-A SR SEC NT	6.07	31-Mar-32	AXIOM	15,000,000	15,000,000	13,647,600
30-Nov-09	97180*KB3	WILMINGTON TR (CSX) SER B BNY-1 LEVD L	10.23	26-Mar-13	AXIOM	3,909,650	3,740,930	4,259,124
30-Nov-09	71838#AA3	PHILLIES BALLPARK LP SR SEC NT	6.19	01-Nov-14	AXIOM	6,108,832	6,108,832	6,236,262
30-Nov-09	03040#AA0	AMERICAN WATER CAP CORP SR NT	6.87	29-Mar-11	AXIOM	6,006,522	6,000,000	6,221,520
30-Nov-09	D8884#AA4	VOITH AG SER A NTS	5.88	17-Aug-14	AXIOM	6,887,365	7,000,000	7,529,480
30-Nov-09	30215*AL2	EXPLORER PIPELINE CO SER K SR NTS	6.76	31-Jul-17	AXIOM	8,401,518	8,000,000	8,646,560
30-Nov-09	74731@AL3	QUAD/GRAPHICS INC SR SEC SER 96-1 TR K	8.16	15-Dec-16	AXIOM	2,936,125	2,727,273	2,774,782
30-Nov-09	21864*AB7	CORDOVA FUNDING SR SEC A2 144A	8.79	15-Dec-19	AXIOM	1,528,125	1,502,387	1,403,860
30-Nov-09	23307#AB4	DB RREEF INDL PROPS SER B SR GTD NT	5.53	08-Feb-13	AXIOM	14,000,000	14,000,000	13,930,840
30-Nov-09	78487#AA2	SWA/WHEAT RIDGE LLC (WALGREEN)6.70%CTL	6.6	01-Sep-27	AXIOM	2,340,308	2,340,308	2,727,302
30-Nov-09	82048@AE0	SOUTHERN PAC TRANS CO-LESSEE;SHAWMUT	7.22	02-Jul-13	AXIOM	4,518,211	4,504,699	5,001,702
30-Nov-09	G2978#AE3	ELECTRICITY SUPPLY BOARD (ESB) SR NTS	6.05	15-Dec-23	AXIOM	10,016,520	10,000,000	9,734,400
30-Nov-09	251526E#2	DEUTSCHE BK NY(CENTRICA) FLTG PERFORM	1.48313	04-Oct-26	AXIOM	65,000,000	65,000,000	68,809,000
30-Nov-09	24713#AD6	DELOITTE & TOUCHE SER C SR GTD NTS	7.6	01-Oct-11	AXIOM	7,030,466	7,000,000	7,587,440
30-Nov-09	Q3915#AD8	FLETCHER BLDG INTL LP SER B GTD SR N	3.7	27-Oct-15	MANUL	30,551,343	43,072,506	30,772,545
30-Nov-09	K7802#AH2	ROYAL GREENLAND A/S SER A SR NT	5.69	01-Oct-13	AXIOM	17,000,000	17,000,000	17,068,510
30-Nov-09	14150BA*5	CATALENT PHARMA SOLUTIONS INC TRNCH B	2.56875	10-Apr-14	OBROK	3,910,000	3,910,000	3,339,805
30-Nov-09	31435*AA8	FELLOWES INC SR NT	4.76	07-Aug-15	AXIOM	9,900,000	9,900,000	10,322,631
30-Nov-09	45957@AC0	INTERNATIONAL GROUP GTD SR NTS	7.2	10-Sep-12	AXIOM	2,251,585	2,181,818	2,266,407
30-Nov-09	492520A*2	KERZNER INTL LTD/NO AM TRNCH B (KIL/KI	3.5975	31-Aug-13	OBROK	3,477,712	3,492,817	1,921,049
30-Nov-09	16937#AB6	CHINA BASIN BALLPARK CO LLC SR SEC NTS	8.09	26-Nov-17	AXIOM	16,996,486	16,996,486	16,996,486
30-Nov-09	N4281@BD6	KONINKLIJKE VOPAK NV SER P SR NT	6.14	19-Jun-22	AXIOM	5,000,000	5,000,000	5,103,050
30-Nov-09	59447#AB9	MICHIGAN ELEC TRANS CO SR SEC NTS	5.75	10-Dec-15	AXIOM	11,000,000	11,000,000	12,053,690
30-Nov-09	507199AC1	LAGUNA DEV CORP ENTERPRISE TXBLE RV BD	7.26	01-Jun-21	MANUL	15,000,000	15,000,000	13,116,600
30-Nov-09	G2978#AB9	ELECTRICITY SUPPLY BOARD (ESB) SR NTS	5.04	15-Dec-13	AXIOM	9,725,603	10,000,000	10,443,600
30-Nov-09	875127B#8	TAMPA ELECTRIC CO SR NTS	6.25	15-Apr-16	AXIOM	19,042,476	20,000,000	21,405,600
30-Nov-09	89838@AC3	TRSTEES EST JAMES CAMPBELL SER C SR NT	5.77	30-Sep-16	AXIOM	14,849,456	15,000,000	15,711,750
30-Nov-09	58528#FA0	MEIJER, INC. E-2	7.64	01-Jun-24	AXIOM	1,091,448	1,020,000	1,265,606
30-Nov-09	N4577#AC0	INTL ENDESA BV SER C GTD SR NTS	5.47	09-Sep-14	AXIOM	38,000,000	38,000,000	40,796,420
30-Nov-09	24713#AH7	DELOITTE & TOUCHE LLP GTD SER C SR NT	7.89	17-Apr-25	AXIOM	27,361,512	25,000,000	28,681,000
30-Nov-09	99BLBT9B6	BOSTON GENERATING LLC REVOLVER LOAN LN	3.47	21-Dec-13	OBROK	145,386	145,394	101,897
30-Nov-09	99BLFT9A4	FIRST DATA CORP TRNCH B-3 TERM LOAN LN	3.06875	24-Sep-14	OBROK	1,920,146	1,960,000	1,628,035
30-Nov-09	44702@AA5	HUNTSVILLE 3S LLC 6.77% CTL(WALGREEN)	6.67	01-May-27	AXIOM	2,197,460	2,197,460	2,572,302
30-Nov-09	74731@BA6	QUAD/GRAPHICS INC SR SEC SER 98-6 TR B	7.2	26-Jun-23	AXIOM	8,841,699	8,500,000	7,069,110
30-Nov-09	04626RAB2	ASTORIA DEP CORP SER B CTFS 144A	8.144	01-May-21	AXIOM	18,748,804	19,000,000	16,775,670
30-Nov-09	97181#LA9	WILMINGTON TR UPRR 2005B-4	5.38	02-Jul-28	AXIOM	225,035	246,814	262,718
30-Nov-09	16166#AA0	CHASKA CAP CORP (CARGILL-LESSEE)EQ NT	6.96	01-Apr-11	AXIOM	163,158	163,158	174,168
30-Nov-09	75074#AF6	RAIL CO VII INVESTORS (TR 5) SECD NT	7	01-Apr-11	AXIOM	1,340,865	1,340,865	1,431,990
30-Nov-09	80102#AA3	SANIMAX GP (SANIMAL) GTD SR NTS	5.1	29-Jun-12	AXIOM	12,665,619	13,000,000	13,805,480
30-Nov-09	22268*AF8	AKZO NOBEL FKA COURTAULDS SER C GTD	7.52	23-Apr-12	AXIOM	18,148,222	17,500,000	19,226,200
30-Nov-09	05577*AA0	BPUS NEWFINANCE LLC SER 1 SR SEC NT	5.68	19-Dec-12	AXIOM	5,000,000	5,000,000	5,281,550
30-Nov-09	29481#AB9	ERGON INC SR NTS	5.17	10-Feb-15	AXIOM	11,334,781	11,900,000	11,701,627
30-Nov-09	564759K#4	M&T BANK CORP PTC (CVS CORP	7.15	15-Jan-20	AXIOM	10,331,265	9,835,442	11,382,950
30-Nov-09	124900A@0	CCL INDUSTRIES INC SR GTD NTS	6.97	16-Sep-12	AXIOM	2,825,215	2,727,273	2,916,818
30-Nov-09	38214*CF7	GOOD WILL CO INC SER B GTD MTN NTS	10.27	01-Mar-11	AXIOM	2,449,604	2,406,209	2,647,528
30-Nov-09	76159#AA3	RAIL CO II (CARGILL-LESSEE) SE	8.71	31-Aug-12	AXIOM	4,650,589	4,648,682	5,372,946
30-Nov-09	D8282#AC8	SURTECO AG SER A SR NT	5.4925	16-Aug-14	MANUL	14,977,683	10,000,000	13,924,571
30-Nov-09	58526#AF6	MEIJER FINANCE INC SR SEC NTS B2	8.24	01-Jun-20	AXIOM	2,706,889	2,495,200	3,042,647
30-Nov-09	492520A@0	KERZNER INTL LTD/NO AM INC DELAYED DRA	3.285	31-Aug-13	OBROK	1,744,707	1,751,964	963,580
30-Nov-09	008272A*7	AFFIRMATIVE INSURANCE HLDGS INC TRNCH	9.25	30-Dec-14	OBROK	3,590,907	3,570,871	1,780,972
30-Nov-09	G5655@AA6	LOUGHMANE LTD SER A SR GTD NT	5.32	21-Dec-11	AXIOM	26,000,000	26,000,000	26,879,320
30-Nov-09	Q0307#AC2	AMCOR LIMITED SER C SR NT	4.91	17-Dec-12	AXIOM	9,870,313	10,000,000	10,408,900
30-Nov-09	G1418#AH6	CARIBBEAN UTILITIES CO LTD SR NT	5.96	15-Dec-20	AXIOM	10,078,098	10,000,000	10,547,900
30-Nov-09	B6235#AB4	INBEV, FKA INTERBREW SA SR U/S SER B N	4.41	22-Oct-10	AXIOM	24,726,425	25,000,000	25,638,250
30-Nov-09	97180*SE9	WILMINGTON TR AIRBUS IND CTF-92 NW-C	9.03	28-Nov-14	AXIOM	154,701	141,185	165,104
30-Nov-09	705322AG0	PEDERNALIS ELEC COOP FMB 144A SER 95-A	7.55	15-Nov-15	AXIOM	1,163,696	1,131,416	1,312,566
30-Nov-09	D7625#AC6	SOLARWORLD AG SER C SR NT	6.12	21-Dec-18	AXIOM	5,000,000	5,000,000	5,258,650
30-Nov-09	060340A*7	BANISTMO CREDIT CD RCVBLS TR 2004 SER	5.858	15-Dec-11	AXIOM	7,705,226	7,705,226	7,836,061
30-Nov-09	78443*AH4	SLBP HLDGS CORP SER A SR NT	7.8	30-Jun-12	MANUL	10,000,000	10,000,000	10,100,000
30-Nov-09	871655C*5	SYPRIS SOLUTIONS INC SER A SR SEC NT	12	15-Jan-12	AXIOM	1,441,940	1,451,445	1,372,646
30-Nov-09	48124#AB2	JP HOSPITALITY DEFEASANCE LLC BOCA HOS	8.375	01-Feb-17	AXIOM	2,960,361	2,686,180	3,343,247
30-Nov-09	29266RD@4	ENERGIZER HLDGS INC SER A-7 SR NT	4.1	30-Jun-12	AXIOM	6,807,444	7,000,000	7,300,510
30-Nov-09	37930EAA4	GLITNIR BANKI HF AMORTIZING SR NT	6.31	28-Jul-11	MANUL	600,000	12,000,000	600,000
30-Nov-09	92428FAB3	VERMONT TRANSCO LLC SER R FMB ACCD INV	5.75	01-Apr-37	AXIOM	19,000,000	19,000,000	19,709,080
30-Nov-09	Q3946*AB9	FOXTEL MGT PTY LTD SER B GTD SR SEC NT	5.83	24-Sep-16	AXIOM	5,954,000	6,000,000	6,303,360
30-Nov-09	736508G*7	PORTLAND GENERAL ELEC SER A 1ST MTG BD	6.26	01-May-31	AXIOM	20,000,000	20,000,000	22,351,600
30-Nov-09	29266RH#8	ENERGIZER HOLDINGS INC SER 2006-B SR N	6.05	30-Jun-11	AXIOM	7,000,000	7,000,000	7,453,250
30-Nov-09	031100D*8	AMETEK INC SER G SR NT	7.18	17-Dec-18	AXIOM	5,000,000	5,000,000	5,704,450
30-Nov-09	729237B@5	PLUM CREEK TIMBER CO LP	7.97	13-Nov-11	AXIOM	405,101	395,269	428,274
30-Nov-09	G3651#AH8	QUINN GROUP LTD SER B SR NT	5.75	03-Apr-14	AXIOM	10,000,000	10,000,000	10,256,000
30-Nov-09	253651A#0	DIEBOLD INC SER 2006A GTD SR NT	5.5	02-Mar-16	AXIOM	1,657,019	2,000,000	2,084,420
30-Nov-09	58526#BG3	MEIJER FINANCE INC GTD SR SEC NT B2 ST	8.03	01-Jan-11	AXIOM	3,443,855	3,379,400	3,609,639
30-Nov-09	75074#AE9	RAIL CO VII INVESTORS INC SEC NT (TR 4	6.99	01-Apr-11	AXIOM	4,636,989	4,636,989	4,951,748
30-Nov-09	03040#AF9	AMERICAN WATER CAP CORP SER E SR NT	5.62	29-Mar-19	AXIOM	3,200,000	3,200,000	3,280,576
30-Nov-09	97180*UR7	WILMINGTON/TUCSON ELEC SER C-1	10.73239	01-Jan-12	AXIOM	1,980,159	1,969,394	2,110,599
30-Nov-09	99BLOX9A5	OXBOW CARBON LLC TRNCH B TERM LOAN	2.285	31-Dec-14	OBROK	2,424,876	2,424,876	2,264,228
30-Nov-09	B6385#AB2	OMEGA PHARMA NV SER B GTD SR NT	5.44	28-Jul-11	AXIOM	20,000,000	20,000,000	20,817,800
30-Nov-09	C4862#AB8	ISLAND TIMBERLANDS FIN SER 2 SR SEC BD	6.16	30-Aug-25	AXIOM	29,494,913	29,500,000	28,939,205
30-Nov-09	705322AH8	PEDERNALES ELEC COOP INC 02 SER A 144A	4.093	15-Nov-12	IDSI	4,899,142	4,899,142	4,993,794
30-Nov-09	99BLGE9A6	GEO GROUP INC (THE) TRNCH B TERM LOAN	2.29	24-Jan-14	OBROK	2,974,609	2,971,884	2,867,868
30-Nov-09	58526#AN9	MEIJER FINANCE INC SR SEC NTS A4	8.04	01-Jun-12	AXIOM	1,811,865	1,758,733	1,924,265
30-Nov-09	252398AC6	DFS FDG CORP 2005C SR SEC NT	6.038	15-Jun-10	AXIOM	2,500,000	2,500,000	2,513,900
30-Nov-09	88713UAF3	TIMBERSTAR TR I 2006-1 CL E CMBS	6.5024	15-Oct-36	OBROK	12,000,000	12,000,000	10,980,000
30-Nov-09	90477#AA9	UNIFIRST CORP SER A SR NT	5.27	14-Jun-11	AXIOM	8,676,090	9,000,000	9,401,760
30-Nov-09	909279R#0	UNITED AIRLINES INC TRNCH B TERM LOAN	2.375	01-Feb-14	OBROK	3,048,604	4,183,333	3,202,342
30-Nov-09	73931@AB5	POWERCOR AUSTRALIA LLC SER B SR NT	4.9	12-Nov-16	AXIOM	15,000,000	15,000,000	15,653,400
30-Nov-09	74932#AB0	RC CEMENT HLDG SER B GTD SR NT	6.92	29-May-13	AXIOM	12,000,000	12,000,000	12,857,880
30-Nov-09	04249@AC5	ARMY AND AIR FORCE EXCH SVC SER C SR N	5.74	17-Jun-14	AXIOM	6,000,000	6,000,000	6,805,560
30-Nov-09	25246@AA7	DHC LNL GWINNETT MED DEFEASANCE LLC NT	5.58	05-Aug-13	AXIOM	5,949,808	5,949,808	6,802,475
30-Nov-09	252398AB8	DFS FDG CORP 2005B SR SEC NTS	6.369	15-Jun-12	AXIOM	14,437,500	14,437,500	14,767,253
30-Nov-09	67109@AA5	OWT HOMELITE ROYAL METCO FDG SER C GTD	7.17	22-Mar-12	AXIOM	3,000,000	3,000,000	3,258,420
30-Nov-09	92964@AA7	WY GEORGIA SEC NTS	5.59	14-Sep-19	AXIOM	6,737,734	7,000,000	7,461,230
30-Nov-09	63615#AB7	NATL FOOTBALL LEAGUE SER A SR NTS	6.56	15-Oct-17	AXIOM	37,163,149	36,929,905	39,465,881
30-Nov-09	29266RD#2	ENERGIZER HOLDINGS INC SR NTS SERIES A	4.25	30-Jun-13	AXIOM	9,586,008	10,000,000	10,488,900
30-Nov-09	15889#AA8	CHANDLER GFP LLC 5.72% CTL (CVS)	5.62	10-Sep-29	AXIOM	2,523,349	2,523,349	2,601,648
30-Nov-09	90341WA*9	US AIRWAYS GROUP INC TRNCH LCC LN32644	2.785	23-Mar-14	OBROK	2,545,490	2,555,000	1,689,494
30-Nov-09	86708*AA2	SUNBELT CHLOR ALKALI PTRSP SER G SR NT	7.23	22-Dec-17	AXIOM	5,111,763	5,625,000	4,931,213
30-Nov-09	486606B@4	KAYNE ANDERSON MLP INV CO SER K SR NT	5.991	19-Jun-13	MANUL	10,000,000	10,000,000	10,749,000
30-Nov-09	21864*AA9	CORDOVA FUNDING SR SEC NTS A-1 144A	8.64	15-Dec-19	AXIOM	4,519,991	4,487,328	4,149,432
30-Nov-09	009344B@0	AIRCRAFT INDETEDNESS REPKG TR 98-2 A	9.65	02-Mar-13	AXIOM	1,619,923	1,724,652	1,788,120
30-Nov-09	16724*AC5	CHICAGO BASEBALL HLDGS SER C SR SEC NT	7.17	15-Jan-22	AXIOM	7,000,000	7,000,000	6,882,470
30-Nov-09	226829AA7	CROCKET COGENERATION SR SEC NT 144A	5.869	30-Mar-25	IDSI	18,914,002	20,056,102	19,708,128
30-Nov-09	25244#AA7	DHC JP COUNTRY VILLAGE DEV DEFEASANCE	5.91	01-Jun-24	AXIOM	5,181,437	5,329,377	6,447,480
30-Nov-09	99BLHW9B3	HAWKER BEECHCRAFT INC TRNCH LC LN32708	2.1	26-Mar-14	OBROK	132,979	132,979	101,951
30-Nov-09	72925#AJ6	PLUM CREEK TIMBERLANDS SER O SR NTS	6.18	21-Jan-13	AXIOM	13,021,885	13,175,649	14,016,782
30-Nov-09	78347@AA4	RUTTENBERG FAMILY (WALGREEN) 6.70% CTL	6.6	01-May-28	AXIOM	2,858,424	2,858,424	3,334,323
30-Nov-09	81683RB@2	SEMINOLE INDIAN TRIBE OF FLORIDA TRNCH	2.125	05-Mar-14	OBROK	80,848	80,848	74,987
30-Nov-09	48562@AA5	KAR HLDGS INC TRNCH B (ADESA) TERM LOA	2.56	30-Dec-14	OBROK	6,699,795	6,699,795	6,205,685
30-Nov-09	97181#KE2	WILMINGTON TR UPRR 2004A	5.85	24-Jun-24	AXIOM	5,418,534	5,409,366	5,932,128
30-Nov-09	Q0455#AJ7	APT PIPELINE LTD SER E SR NT (USD SWAP	7.4	15-May-19	MANUL	33,810,797	37,183,937	28,178,880
30-Nov-09	62825RAA1	MUTUAL FUND FEE TR X 1999-3 ABS	8.67	31-Aug-10	MANUL	90	2,048,465	20,485
30-Nov-09	707064AA9	PENGROWTH CORP SR NT	6.35	26-Jul-17	AXIOM	21,978,711	22,000,000	23,452,220
30-Nov-09	42823#AH6	HEWITT ASSOCIATES LLC SER F SR NT	6.57	21-Aug-15	AXIOM	5,000,000	5,000,000	5,438,400
30-Nov-09	99BLCD9B0	CHS/COMMUNITY HEALTH SYSTEMS INC TRNCH	2.56	25-Jul-14	OBROK	5,346,317	5,346,317	4,890,757
30-Nov-09	78443*AK7	SLBP HLDGS CORP SER C SR NT	8	30-Jun-16	MANUL	5,000,000	5,000,000	5,085,000
30-Nov-09	56081#AC4	MAJOR LEAGUE BASEBALL TR TERM NT	4.88	16-Dec-13	AXIOM	30,005,734	30,125,000	31,278,486
30-Nov-09	795770AN6	SALTON SEA FUNDING CORP SR SEC BDS	7.475	30-Nov-18	IDSI	9,657,707	9,677,831	10,621,613
30-Nov-09	99BLRS9A3	RSC HLDGS INC II/III/RENTAL SERV CORP	4.08	30-Nov-12	OBROK	1,796,427	1,784,694	1,624,072
30-Nov-09	55474*AC5	MACLEAN-FOGG SER B SR SECD NTS	10.41	30-Jun-12	MANUL	9,766,862	10,000,000	9,869,400
30-Nov-09	88162FB@3	TETRA TECHNOLOGIES INC 2008-B SR NT	6.56	30-Apr-15	AXIOM	27,000,000	27,000,000	29,014,470
30-Nov-09	69350*AA9	PLT FIN LP ENHANCEMENT NT	1.25	09-Sep-99	MANUL	25	7,985,121	79,851
30-Nov-09	335867H*1	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	409,475	720,996	720,996
30-Nov-09	41168*AA0	HARDEE POWER PARTNERS SER A	7.8	01-Jul-12	AXIOM	4,319,046	4,318,691	4,563,777
30-Nov-09	B6385#AC0	OMEGA PHARMA NV SER C GTD SR NT	5.86	28-Jul-14	AXIOM	10,000,000	10,000,000	10,688,900
30-Nov-09	G2083#AA3	CHEMRING GRP PLC SR SEC NT	6.28	12-Nov-17	AXIOM	14,000,000	14,000,000	15,272,880
30-Nov-09	97181#CS0	WILMINGTON TR SER B NT BPAMOCPOL EQT95	7.97	01-Jan-17	AXIOM	1,243,744	1,141,931	1,310,308
30-Nov-09	00171*AB9	AM GENERAL LLC TRNCH LC TERM LOAN	3	29-Sep-12	OBROK	225,806	225,806	213,387
30-Nov-09	90073@AA9	TUSCARORA GAS TRANSMISSION SR SEC NT	7.13	21-Dec-10	AXIOM	10,672,142	10,578,750	11,039,243
30-Nov-09	D2736#AC3	FRITZ DRAXLMAIER SER C SR NT	5.22	07-Apr-11	AXIOM	24,000,000	24,000,000	23,906,160
30-Nov-09	29481#AA1	ERGON INC SR GTD NTS	7.18	31-May-11	AXIOM	5,087,065	5,000,000	5,170,250
30-Nov-09	335867F*3	FIRST OMNI BANK NA ICX TR 98A-1 SER PD	6.65	02-Jul-20	MANUL	398,823	697,950	697,950
30-Nov-09	97381WA@3	WINDSTREAM CORP TRNCH B1 TERM LOAN LN3	1.95	17-Jul-13	OBROK	8,823,835	8,797,500	8,318,036
30-Nov-09	10468*AB0	BRADY CORP SER 2006A SR NT	5.3	14-Feb-16	AXIOM	19,551,740	20,000,000	21,004,400
30-Nov-09	42208#AA6	HD FINDLAY OH LANDLORD (HOME DEPOT)CTL	7.23	31-Aug-30	AXIOM	29,840,000	29,840,000	35,042,604
30-Nov-09	28257VAC6	EIRLES THREE LTD CL C SR SEC NT 144A	5.93	19-Dec-19	AXIOM	50,136,809	50,000,000	52,354,500
30-Nov-09	97181#KG7	WILMINGTON TR UPRR 2004-G	5.85	29-Mar-24	AXIOM	6,421,903	6,411,101	7,039,389
30-Nov-09	88713UAD8	TIMBERSTAR TR I 2006-1 CL C CMBS	5.8842	15-Oct-36	IDSI	5,000,000	5,000,000	4,500,000
30-Nov-09	52465#AF2	LEGG MASON MTG CAP TR RITE AID 8 98-6	7.13	10-Jan-21	AXIOM	13,088,258	16,257,292	14,278,455
30-Nov-09	74731@BH1	QUAD/GRAPHICS INC SER 98-9 TRANCHE B	7.03	11-Dec-13	AXIOM	12,240,000	12,240,000	12,309,890
30-Nov-09	29266RK#4	ENERGIZER HOLDINGS INC SER 2007-D SR N	6.23	15-Oct-14	AXIOM	20,500,000	20,500,000	23,113,135
30-Nov-09	97786#AB8	WOLSELEY SR NTS	4.79	16-Nov-10	AXIOM	7,947,988	8,000,000	8,073,120
30-Nov-09	23338*AA3	DR LEASE TRUST 97 CL-A WALMART CTL	7.52	15-Jan-17	AXIOM	1,945,523	1,836,885	2,160,398
30-Nov-09	03040#AH5	AMERICAN WATER CAP CORP SER G SR NT	6.25	15-May-18	AXIOM	3,000,000	3,000,000	3,240,600
30-Nov-09	Q3629#AE3	ETSA UTILS FIN PTY LTD SER C GTD SR NT	6.31	16-Sep-19	AXIOM	19,780,000	20,000,000	21,733,600
30-Nov-09	D8282#AA2	SURTECO AG SER C SR NT	5.7025	16-Aug-19	MANUL	26,959,830	18,000,000	22,168,543
30-Nov-09	89407#AA6	TRANSWESTERN PIPELINE SER A SR UNSC NT	5.39	17-Nov-14	AXIOM	27,021,247	27,000,000	28,451,520
30-Nov-09	67109*AA7	OWT HOMELITE ROYAL FDG TR SER A GTD SR	6.09	30-Jun-10	AXIOM	25,000,000	25,000,000	25,499,750
30-Nov-09	97180*US5	WILMINGTON/TUCSON ELEC SER C-2	10.73239	01-Jan-13	AXIOM	1,289,245	1,278,995	1,398,069
30-Nov-09	24713@AD8	DELOITTE & TOUCHE USA LLP GTD SER D NT	6.99	20-Nov-21	AXIOM	7,500,000	7,500,000	7,964,400
30-Nov-09	16166#AB8	CHASKA CAPITAL CORP SEC EQ NT (TR2)	6.97	01-Apr-11	AXIOM	192,265	192,265	205,256
30-Nov-09	879369D#0	TELEFLEX INC SER B SR NT	7.94	01-Oct-14	AXIOM	9,001,841	9,000,000	9,870,390
30-Nov-09	X4761*AB1	LANDSBANKI ISLANDS HF 2006-1 TR A SR N	5.74	30-Mar-11	MANUL	1,400,000	28,000,000	1,400,000
30-Nov-09	Q5995#AA2	MERIDIAN ENERGY LTD SER 2004-1 TR A SR	4.64	29-Apr-12	AXIOM	35,000,000	35,000,000	35,991,550
30-Nov-09	82894*AR8	JR SIMPLOT COMPANY SR U/S NTS	7.92	03-Apr-12	AXIOM	5,114,979	5,000,000	5,620,100
30-Nov-09	74731@AV1	QUAD/GRAPHICS INC SR SEC NTS 1998 4 TR	6.91	24-Apr-18	AXIOM	1,620,520	1,700,000	1,652,876
30-Nov-09	009344A*3	AIRCRAFT INDEBTEDNESS REPKG TR 98-1 A	9.52	11-Feb-13	AXIOM	3,225,823	3,430,184	3,553,362
30-Nov-09	87275*AA3	TRT HLDGS SER A SR SEC NT	5.24	07-Nov-10	AXIOM	9,800,000	9,800,000	9,810,682
30-Nov-09	421924B*1	HEALTHSOUTH CORP TRNCH B TERM LOAN	2.54	10-Mar-13	OBROK	2,937,326	2,937,326	2,770,280
30-Nov-09	25087*AB9	DETROIT INTL BRIDGE CO SER A-2 SR SEC	6.28	02-Sep-17	AXIOM	21,390,000	21,500,000	24,881,090
30-Nov-09	39843#AE5	GRIFOLS INC GTD SER E SR GTD NT	7.14	07-Oct-21	AXIOM	34,000,000	34,000,000	35,298,120
30-Nov-09	C7208#AE8	PENGROWTH CORP SER A SR NT	6.98	21-Aug-18	AXIOM	19,930,000	20,000,000	22,009,600
30-Nov-09	25241*AA4	DHC JP LERAY HSG DEFEASANCE LLC NT	8.63	15-Nov-10	AXIOM	1,092,374	1,052,214	1,115,031
30-Nov-09	89676AAN3	TRITON CONTAINER FIN 2006-1A SEC FLTG	0.455	26-Nov-21	MANUL	8,456,120	13,592,393	13,022,871
30-Nov-09	89838@AB5	TRSTES EST JAMES CAMPBELL SER B SR NT	5.58	30-Sep-14	AXIOM	26,801,054	27,000,000	28,465,830
30-Nov-09	G2624@AD5	DAIRY CREST GRP PLC SER A SR EURO NTS	4.735	04-Apr-14	MANUL	34,298,895	22,900,000	35,560,565
30-Nov-09	G3651#AB1	QUINN GRP LTD SER B SR GTD NT	5.4	13-Oct-12	AXIOM	30,000,000	30,000,000	30,777,600
30-Nov-09	97181#CY7	WILM'TN TR SER C (BPASSUMPSOLVAY95)	8.01	01-Jul-18	AXIOM	1,753,540	1,572,902	1,946,860
30-Nov-09	97629#AA1	WINTHROP INC PROP 1ST (HAVERTY) MTG	10.6	01-Jan-11	AXIOM	1,056,147	1,010,036	1,022,894
30-Nov-09	51157*AA2	LAKEHEAD PIPELINE FMB	9.15	15-Dec-11	AXIOM	1,239,056	1,200,000	1,283,304
30-Nov-09	33604*AA9	FIRST PARTNERS LP IV MANHEIM PA CAP	6.7471	01-Jan-10	AXIOM	111,276	111,247	114,204
30-Nov-09	00171*AA1	AM GENERAL LLC TRNCH B TERM LOAN	3.28063	29-Sep-13	OBROK	5,363,292	5,363,292	5,068,311
30-Nov-09	71880*AD8	PHL FUNDING I INC SER A5	9.25	20-Jul-16	AXIOM	2,257,870	2,036,455	2,337,851
30-Nov-09	335867F#9	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	1,406,436	2,473,291	2,473,291
30-Nov-09	24713@AE6	DELOITTE & TOUCHE USA LLP SER E GTD NT	7.33	20-Nov-26	AXIOM	18,033,031	17,500,000	18,672,325
30-Nov-09	89407#AB4	TRANSWESTERN PIPELINE SERIES B SR NTS	5.54	17-Nov-16	AXIOM	4,002,758	4,000,000	4,153,120
30-Nov-09	74732@AF5	QUAD/GRAPHICS TR F 2006-1 SR SEC NTS	6.49	14-Apr-36	AXIOM	1,000,000	1,000,000	717,770
30-Nov-09	16724*AB7	CHICAGO BASEBALL HLDGS SER B SR SEC NT	7.02	15-Jan-20	AXIOM	15,000,000	15,000,000	15,110,700
30-Nov-09	879369D@2	TELEFLEX INC SER A SR NT	7.62	01-Oct-12	AXIOM	6,001,959	6,000,000	6,449,460
30-Nov-09	23327@AA4	DFA PFD CAP TR I CUM GTD PFD SECS	7.38	02-Oct-12	AXIOM	19,203,989	19,200,000	20,820,864
30-Nov-09	13810@AA9	CANTERBURY APTS KALAMAZOO LP GTD PART	6.25	19-Jun-14	MANUL	853,909	839,649	860,640
30-Nov-09	74732@AB4	QUAD/GRAPHICS TR B 2006-1 SR SEC NTS	6.29	30-Jan-31	AXIOM	500,000	500,000	369,010
30-Nov-09	980888B*1	WOOLWORTHS NTS	5.41	26-Apr-20	AXIOM	5,611,853	6,000,000	6,469,200
30-Nov-09	86708*AB0	SUNBELT CHLOR ALKALI PTRSP SER 0 SR NT	7.23	22-Dec-17	AXIOM	5,542,913	5,625,000	5,824,238
30-Nov-09	60527TA*5	MISSISSIPPI BUS FIN CO SER 99A SR SEC	7.13	20-Oct-21	AXIOM	19,244,489	19,000,000	23,063,910
30-Nov-09	88642@AA5	TIDEWATER INC SER A SR NTS	3.91	30-Jul-10	AXIOM	4,940,025	5,000,000	5,073,200
30-Nov-09	55068#AF6	LUXOTTICA U.S. HLDGS SER C SR GTD NT	6.77	01-Jul-18	AXIOM	13,000,000	13,000,000	14,738,880
30-Nov-09	V1040#AB8	BEZON SHIPPING/MICHSON 2006-B SR SEC	6.09	15-Jun-16	AXIOM	29,000,000	29,000,000	31,493,130
30-Nov-09	62826WAA9	MUTUAL FUND FEE TRUST IX SER 99-2 ABS	8.28	01-May-07	MANUL	21,768	2,434,475	-
30-Nov-09	29266RK*8	ENERGIZER HOLDINGS INC SER 2007-B SR N	6.01	15-Oct-12	AXIOM	8,500,000	8,500,000	9,325,860
30-Nov-09	75935@AC4	REINALT-THOMAS CORP SR U/S NTS	7	28-Mar-12	AXIOM	2,166,078	2,142,849	2,309,777
30-Nov-09	48335#AA9	KALAELOA PARTNERS L P SR SECD NT	9.72	31-Mar-14	AXIOM	6,843,995	6,530,720	7,352,938
30-Nov-09	29266RF#0	ENERGIZER HLDGS INC SER 2004-C SR NT	4.38	09-Nov-11	AXIOM	2,000,000	2,000,000	2,085,940
30-Nov-09	20715MAB1	CONFEDERATED TRIBES 144A 2006B NTS	9.75	01-Nov-20	AXIOM	15,000,000	15,000,000	14,053,500
30-Nov-09	C4862#AA0	ISLAND TIMBERLAND GTD SECD NT SER A	5.57	30-Aug-15	AXIOM	2,949,706	3,000,000	3,136,530
30-Nov-09	711123B*9	PEOPLES GAS LT & COKE SER UU 1ST & REF	4.63	01-Sep-19	AXIOM	18,000,000	18,000,000	18,053,100
30-Nov-09	74732@AE8	QUAD/GRAPHICS TR E 2006-1 SR SEC NTS	6.29	14-Apr-31	AXIOM	500,000	500,000	367,985
30-Nov-09	87266@AA2	TPC FUNDING LLC NKA OGPA FDG SEC NTS	7.73	31-Jul-15	AXIOM	4,110,999	3,926,954	4,314,976
30-Nov-09	G1418#AD5	CARIBBEAN UTILITIES AMENDED & RESTATED	8.47	01-Jun-10	AXIOM	715,194	708,800	730,206
30-Nov-09	97180*UT3	WILMINGTON/TUCSON ELEC SER C-3	10.73239	01-Jan-12	AXIOM	662,482	658,595	706,732
30-Nov-09	98978#AA6	ZUFFA LLC TRNCH B TERM LOAN LN338922	2.375	18-Jun-15	OBROK	1,955,000	1,955,000	1,759,500
30-Nov-09	25242@AA1	DHC JP CTRY VLG ACQ DEFEASANCE LLC NT	5.62	01-Jan-31	AXIOM	6,652,238	7,050,962	8,392,619
30-Nov-09	928457AC4	VITA CAPITAL II LTD NTS 144A/3C7	2.18969	01-Jan-10	IDCBR	18,965,636	19,000,000	18,929,700
30-Nov-09	Q7397#AE4	PRATT FIN PROPRIETARY LTD SER E SR NTS	8.12	23-May-16	AXIOM	20,898,165	19,000,000	22,166,350
30-Nov-09	P7883#AF3	PHOENIX GAS PROCESSORS LTD SR SEC NTS	5.28	01-Apr-17	AXIOM	8,095,653	8,095,653	8,536,542
30-Nov-09	G7895#AA0	SCOTTISH & NEWCASTLE PLC SER A SR NTS	4.83	05-Dec-09	AXIOM	28,998,534	29,000,000	29,014,500
30-Nov-09	008548AF6	AGUA CALIENTE BAND CAHUILLA SER B SR S	6.51	01-Oct-21	AXIOM	4,039,553	4,000,000	3,315,400
30-Nov-09	74151#AH1	PRICEWATERHOUSECOOPERS SER K SR NT	6.94	27-Aug-19	AXIOM	31,150,000	31,000,000	33,434,120
30-Nov-09	63730*AA3	NATIONAL RAILROAD PASS CORP GE LEASE G	8.48	30-Jun-11	AXIOM	191,348	183,231	204,403
30-Nov-09	233244AH5	DOT HDQTRS LS BK MTG FIN TR A-2 144A	5.594	07-Dec-21	MANUL	7,390,472	7,390,452	7,433,240
30-Nov-09	Y6937*AA6	P T JAWA POWER SR SEC NTS	9.3	15-Jan-11	AXIOM	3,045,000	3,045,000	3,122,800
30-Nov-09	23406#AA6	DAK AMERICAS (GRUPO PETROTEMEX) GTD SR	6.85	23-Jun-14	AXIOM	6,428,571	6,428,571	6,490,221
30-Nov-09	64244*AA0	NEW BOSTON GARDEN CORP SR SEC(DEL NO)	8.45	22-Sep-15	AXIOM	10,340,992	10,370,320	10,656,748
30-Nov-09	784010AA8	SCL TERMINAL AEREO SANTIAGO SR SECD	6.95	01-Jul-12	IDSI	7,732,288	7,733,334	7,577,816
30-Nov-09	46648@AL3	J M HUBER CORP SER A SR NTS	5.71	06-Jan-14	AXIOM	12,860,021	13,000,000	12,032,800
30-Nov-09	81683RAJ3	SEMINOLE TRIBE FL 2007B TXBL OBLIG 144	7.804	01-Oct-20	AXIOM	23,366,921	23,350,000	26,590,980
30-Nov-09	D1769@AA1	DEUTSCHE BORSE AG SER A SR NT	5.52	12-Jun-15	AXIOM	20,000,000	20,000,000	21,307,000
30-Nov-09	07783@AA4	BELK INC NTS SER A	5.05	12-Jul-12	MANUL	4,748,380	5,000,000	5,141,000
30-Nov-09	908594A*5	UNION TANK CAR COMPANY SR SEC'D NTS	6.82	01-Jun-16	MANUL	3,448,167	3,292,802	3,893,738
30-Nov-09	33903*DH9	FLEET NATIONAL BANK NOVA CHEM-LESSEE	7.86	27-Sep-16	AXIOM	4,528,991	4,818,493	4,886,241
30-Nov-09	00855LAC3	AGUA CALIENTE BAND CAHUILLA SER 2008 S	6.35	01-Oct-15	AXIOM	4,000,000	4,000,000	3,588,000
30-Nov-09	87277@AA9	TPF GENERATION HLDGS LLC TRNCH B TERM	2.31	15-Dec-13	OBROK	1,230,151	1,227,938	1,163,471
30-Nov-09	C3322#AE8	ENERMARK INC SER C SR NT	7.97	18-Jun-21	AXIOM	35,000,000	35,000,000	41,611,150
30-Nov-09	Q9194#AL9	TRANSURBAN FIN CO PTY SER D 2006-1 DEF	6.06	14-Nov-26	AXIOM	26,679,978	28,707,372	31,782,793
30-Nov-09	Q0455#AH1	APT PIPELINES LIMITED SER D USD SR NT	5.99	15-May-19	AXIOM	32,000,000	32,000,000	32,690,880
30-Nov-09	55068#AE9	LUXOTTICA U.S. HLDGS SER B SR GTD NT	6.42	01-Jul-15	AXIOM	12,000,000	12,000,000	13,442,400
30-Nov-09	97786#AD4	WOLSELEY SR NTS	5.05	16-Nov-15	AXIOM	9,730,225	10,000,000	9,561,000
30-Nov-09	N6704@AD1	OILTANKING FIN BV SER B SR NT	7.69	31-Aug-21	AXIOM	16,105,825	16,000,000	18,472,000
30-Nov-09	94978#FF9	WELLS FARGO CTF BARBADOS CORR 2006 A&B	7.54	15-Jan-32	MANUL	45,127,209	45,127,209	45,600,445
30-Nov-09	G4551#AC8	HOLCIM CAP CORP LTD SR GTD NT	7.05	28-Aug-11	AXIOM	30,390,526	30,000,000	31,812,600
30-Nov-09	D3141#AB2	HAUS CRAMER HLDG KG SER B SR NT	6.33	10-May-16	AXIOM	48,000,000	48,000,000	53,031,360
30-Nov-09	33632*DJ3	FIRST SECURITY BK UTAH SEC LN CTF 89-	10.31	28-Mar-10	AXIOM	70,951	68,114	70,198
30-Nov-09	99BLA19A0	ALGOMA STEEL INC TERM LOAN LN344061	8	30-Jun-13	OBROK	1,399,328	1,399,328	1,318,867
30-Nov-09	942749A@1	WATTS WATER TECHNOLOGIES SER B SR NT	5.47	15-May-13	AXIOM	3,976,293	4,000,000	4,164,680
30-Nov-09	99BLTY9A8	TOYS R US TRNCH B TERM LOAN	4.5175	19-Jul-12	OBROK	3,485,496	3,482,587	3,359,617
30-Nov-09	D9493#AB3	VOSSLOH AG SR U/S NTS	6.05	24-Jun-16	AXIOM	9,893,693	10,000,000	11,037,300
30-Nov-09	20444PAA4	COMPANIA DE DESARROLLO AERO ST SEC NTS	10.19	31-May-11	AXIOM	1,650,000	1,650,000	1,736,147
30-Nov-09	29164#AA5	EMPIRE DISTRICT GAS CO FIRST MTG BDS	6.82	01-Jun-36	AXIOM	47,000,000	47,000,000	49,711,430
30-Nov-09	16166#AE2	CHASKA CAP CORP (TRANCHE 5) SECD EQ NT	7	01-Apr-11	AXIOM	87,441	87,441	93,383
30-Nov-09	24713@AC0	DELOITTE & TOUCHE USA LLP SER C GTD NT	6.59	20-Nov-16	AXIOM	1,017,821	1,000,000	1,079,280
30-Nov-09	335867G*2	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	651,780	1,137,606	1,137,606
30-Nov-09	X8687#AA1	STRAUMUR-BURDARAS INV BK SER A SR NT	7.24	29-Mar-11	MANUL	5,512,500	15,750,000	5,512,500
30-Nov-09	914906A#9	UNIVISION COMM INC TRNCH B TERM LOAN L	2.56875	28-Sep-14	OBROK	10,465,878	10,500,000	8,620,500
30-Nov-09	589497AA4	MEREY SWEENY LP/SWEENY FDG CORP SR BDS	8.85	18-Dec-19	IDSI	38,179,715	35,997,443	40,979,130
30-Nov-09	564905B*7	MAPLE LEAF FOODS INC SER F SR GTD NT	5.61	08-Dec-14	AXIOM	14,225,695	14,500,000	15,437,715
30-Nov-09	74042#AA9	PREFCO 1X LTD PTSP SEC NTS BELL 144A	8.97	01-Jan-11	AXIOM	1,480,345	1,447,676	1,505,902
30-Nov-09	70383#AC0	PAVESTONE SEC SER A	6.63	15-Jul-10	AXIOM	946,625	950,602	953,549
30-Nov-09	99BLGW9A6	GREENWOOD RACING INC TERM LOAN LN30387	2.72	20-Oct-11	OBROK	1,951,110	1,945,000	1,857,475
30-Nov-09	89365QAA2	TRANSGAS DE OCCIDENTE S A SR SEC NT	9.79	01-Nov-10	AXIOM	424,956	424,424	435,709
30-Nov-09	94978#AH0	WELLS FARGO MTG SEC TR CVS DISTR CTRS	7.53	10-Jan-24	AXIOM	14,131,850	12,952,673	15,392,179
30-Nov-09	Q1403*AB9	BLUESCOPE STEEL (FINANCE) SER B SR GTD	5.74	01-Jul-14	AXIOM	16,515,116	17,000,000	18,319,710
30-Nov-09	91055@AC5	UNITED GROUP INV PARTNERSHIP SER C SR	6.91	24-Jun-18	AXIOM	23,000,000	23,000,000	24,770,310
30-Nov-09	D8211@AF9	SUD-CHEMIE FIN GMBH SER C SR GTD NT	5.88	30-Sep-16	AXIOM	7,000,000	7,000,000	7,123,060
30-Nov-09	G1252@AA2	BORD GAIS EIREANN SER A SR NTS	4.58	22-Oct-10	AXIOM	19,793,326	20,000,000	20,341,400
30-Nov-09	26969PA*9	EAGLE MATERIALS TR A SR NT	5.25	15-Nov-12	AXIOM	4,177,000	4,177,000	4,359,869
30-Nov-09	22004*AB6	CORPORATE TRINITY CO (CARGILL-	8.71	31-Aug-12	AXIOM	355,647	355,558	416,732
30-Nov-09	99BLSF9A0	S&F STORES MERGER SUB LLC 1ST LIEN TRN	3.31	31-Dec-14	OBROK	1,954,849	1,954,849	1,752,034
30-Nov-09	688239B@0	OSHKOSH TRUCK CORP TRNCH B TERM LOAN L	6.64	06-Dec-13	OBROK	1,471,292	1,463,538	1,457,143
30-Nov-09	N4661#AC7	ISTELLO HLDG BV SER A SR GTD NT	9.5	01-Apr-16	AXIOM	10,586,155	16,991,156	10,407,933
30-Nov-09	G3651#AJ4	QUINN GROUP LTD SER C SR NT	5.87	03-Apr-17	AXIOM	5,000,000	5,000,000	4,918,650
30-Nov-09	10510@AA8	BRAMBLES USA SER A GTD SR NT	5.39	04-Aug-11	AXIOM	24,000,000	24,000,000	24,928,080
30-Nov-09	G4588#AT8	INTERMEDIATE CAPITAL GRP PLC SER B NT	6.5	28-Feb-14	AXIOM	20,000,000	20,000,000	18,842,800
30-Nov-09	G2614#AB9	DCC FUNDING 2007 LTD NV SER B GTD SR N	6.19	11-Jul-19	AXIOM	28,000,000	28,000,000	30,733,080
30-Nov-09	574754AB3	MASHANTUCKET WESTERN PEQUOT TRIBE TXBL	6.57	01-Sep-13	AXIOM	5,267,406	5,299,998	5,168,770
30-Nov-09	883199B*1	TEXTRON FINANCIAL CORP SER B SR NT	4.59	14-Sep-17	MANUL	12,631,579	12,631,579	11,014,737
30-Nov-09	58526#AJ8	MEIJER FINANCE INC SR SEC NTS A3	8.04	01-Jun-12	AXIOM	1,883,843	1,828,600	2,000,708
30-Nov-09	81683RB*4	SEMINOLE INDIAN TRIBE OF FLORIDA TRNCH	2.125	05-Mar-14	OBROK	22,439	22,439	20,812
30-Nov-09	N2962#AD5	ENECO HOLDING NV SER D SR NT	4.905	28-Mar-22	MANUL	22,466,525	15,000,000	20,718,854
30-Nov-09	34486@AA8	FOOTBALL CLUB TERM NTS 2015 TR	5.24	05-Nov-15	AXIOM	4,799,335	5,000,000	5,094,000
30-Nov-09	29266RG#9	ENERGIZER HOLDINGS INC SR NTS	5.09	29-Sep-12	AXIOM	4,928,550	5,000,000	5,355,550
30-Nov-09	G1980#AA9	CAYMAN ISLAND GOVT NT	5.3	08-Apr-18	AXIOM	19,833,335	19,833,335	20,002,513
30-Nov-09	29266RL@5	ENERGIZER HOLDINGS INC SER 2007-F SR N	6.48	15-Oct-16	AXIOM	9,000,000	9,000,000	10,282,320
30-Nov-09	23307#AC2	DB RREEF INDL PROP INC SER C GTD NT	5.67	08-Feb-16	AXIOM	10,000,000	10,000,000	9,355,600
30-Nov-09	G3651#AC9	QUINN GRP LTD SER C SR GTD NTS	5.58	13-Oct-15	AXIOM	17,500,000	17,500,000	17,409,350
30-Nov-09	05544NAC5	BHN IV MTG TRUST 144A CL AF SER 2000-1	8	31-Mar-11	MANUL	22	7,469,073	298,763
30-Nov-09	G1257*AB7	BOREALIS FUNDING CO LTD SER B GTD SR N	9.63	07-Jul-19	AXIOM	22,628,000	22,000,000	28,071,780
30-Nov-09	32485*AC1	FIRST NATL BANK OF COMMERCE SER C NT	12.03	01-May-14	AXIOM	4,504,483	4,139,315	5,110,357
30-Nov-09	G3651#AG0	QUINN GROUP LTD SER A SR NT	5.62	03-Apr-12	AXIOM	5,000,000	5,000,000	5,154,900
30-Nov-09	126624AC9	CVRD FIN LTD 144A NTS	8.926	15-Oct-10	IDSI	3,299,469	3,299,469	3,364,766
30-Nov-09	94016#AA9	WASHINGTON 10 GAS HOLDINGS INC SEC NT	7.238	30-Jun-29	AXIOM	9,080,339	9,080,339	10,201,125
30-Nov-09	05577@AJ9	BTMU CAP CORP SER C (BNSF 2009-A)	6.55	26-Feb-21	AXIOM	3,806,456	3,806,456	4,377,425
30-Nov-09	Q0455#AN8	APT PIPELINES LTD SERA GTD SR NT	8.35	01-Jul-16	AXIOM	32,000,000	32,000,000	38,018,880
30-Nov-09	33903*CW7	FLEET NATL BK-TRUSTEE BUNGE NA (EAST)	7.86	30-Mar-17	AXIOM	2,293,314	2,273,841	2,543,632
30-Nov-09	58526#AA7	MEIJER FINANCE INC SR SEC NTS A1	8.04	01-Jun-12	AXIOM	1,883,843	1,828,600	2,000,708
30-Nov-09	81371#AA5	SECURED LEASE FIN CORP (CIRCUIT CITY)	6.75	15-Sep-13	MANUL	779,066	898,704	449,352
30-Nov-09	L7919*AB8	RELUXCO INTL SA SER B GTD SR NT	5.61	27-Mar-17	AXIOM	32,000,000	32,000,000	31,671,360
30-Nov-09	97181#KZ5	WILMINGTON TR UPRR 2005-B3	5.36	02-Jul-28	AXIOM	343,698	377,981	401,873
30-Nov-09	N6510*AE5	NUTRECO HLDG NV SER B SR NT	7.87	08-Apr-16	AXIOM	5,000,000	5,000,000	6,034,250
30-Nov-09	97180*LY2	WILMINGTON TR (CSX) SER B BNY-3 LEVD L	10.23	26-Jun-12	AXIOM	1,109,710	1,064,181	1,221,393
30-Nov-09	99BLHA9A3	HANESBRANDS INC TRNCH B TERM LOAN	5.25375	30-Sep-13	OBROK	2,207,765	2,193,598	2,198,402
30-Nov-09	92707#AA7	BDRE HUNTINGTON FKA VILLAGE DE WALGREE	7.88	01-Jul-18	AXIOM	1,450,695	1,327,157	1,593,517
30-Nov-09	N2962#AA1	ENECO HOLDING NV SER A SR NT	4.62	28-Mar-14	MANUL	28,457,598	19,000,000	28,403,297
30-Nov-09	97180*UX4	WILMINGTON/TUCSON ELEC SER C-7	10.73239	01-Jan-13	AXIOM	2,490,071	2,468,298	2,712,042
30-Nov-09	34487*AA9	FOOTBALL CLUB TERM NOTE 2018 TR CTF	6.11	12-Nov-18	AXIOM	18,000,000	18,000,000	18,711,720
30-Nov-09	G4588#AM3	INTERMEDIATE CAP GRP PLC SER D GTD SR	8.03	28-Jun-11	AXIOM	7,000,000	7,000,000	7,113,120
30-Nov-09	Q2759#AJ6	CONSOLIDATED PRESS FIN LTD SER I GTD S	4.93	29-Apr-12	AXIOM	1,875,000	1,875,000	1,875,563
30-Nov-09	74731@AF6	QUAD/GRAPHICS INC SR SEC SER 96-1 TR F	8.1	30-Sep-16	AXIOM	2,582,274	2,386,364	2,430,440
30-Nov-09	48268@AG9	KPMG LLP SER 2008 SR NT	6.25	15-Jul-15	AXIOM	45,069,034	45,000,000	47,590,650
30-Nov-09	D6574*AA7	CLAAS KGAA MBH SR NT	5.76	27-Dec-14	AXIOM	53,677,391	53,800,000	57,494,984
30-Nov-09	58526#AE9	MEIJER FINANCE INC SR SEC NTS A2	8.04	01-Jun-12	AXIOM	1,713,721	1,663,467	1,820,032
30-Nov-09	21864*AD3	CORDOVA FUNDING SR SEC NTS A4 144A WO	8.82	15-Dec-19	AXIOM	2,842,311	2,788,933	2,611,445
30-Nov-09	25247#AA4	DHC LNL OAKMONT RET RES DEFEASANCE NT	5.64	10-Aug-26	AXIOM	4,517,952	4,517,952	5,333,217
30-Nov-09	714046A@8	PERKINELMER INC SER 2008-A SR NT	6	30-May-15	AXIOM	20,000,000	20,000,000	21,666,600
30-Nov-09	90781#AG7	UNION PACIFIC RAILROAD TR SER 2008-2	4.4	16-Jan-16	AXIOM	6,963,874	6,963,874	7,244,657
30-Nov-09	N4281@BB0	KONINKLIJKE VOPAK NV SER N SR NT	5.89	19-Jun-17	AXIOM	7,000,000	7,000,000	7,392,770
30-Nov-09	99BLPC9A0	PAETEC HLDGS CORP TRNCH B TERM LOAN LN	2.81875	28-Feb-13	OBROK	61,473	61,035	57,576
30-Nov-09	D8211@AE2	SUD-CHEMIE FIN GMBH SER B SR GTD NT	5.73	30-Sep-14	AXIOM	7,000,000	7,000,000	7,262,570
30-Nov-09	20763#EF4	CONNECTICUT NATIONAL BANK-OWNE	8.86	30-Mar-11	AXIOM	2,256,964	2,251,428	2,385,523
30-Nov-09	97180*SF6	WILMINGTON TR AIRBUS IND CTF-92 NW-D	9.03	29-Nov-14	AXIOM	154,703	141,185	165,124
30-Nov-09	486606A*7	KAYNE ANDERSON MLP INV CO SER G SR NT	5.645	19-Jun-11	MANUL	17,000,000	17,000,000	17,736,100
30-Nov-09	46648@AP4	J M HUBER CORP SR NT	5.75	01-Feb-18	AXIOM	7,257,890	7,500,000	6,026,700
30-Nov-09	Q5516@AC0	LEIGHTON FIN LTD SER C GTD SR NT	7.66	15-Oct-18	AXIOM	30,000,000	30,000,000	33,607,200
30-Nov-09	68210*AC7	OMEGA LEASING (US) LLC SR SEC NT	5.98	12-Jul-16	AXIOM	19,681,026	19,681,026	21,842,002
30-Nov-09	124900C*0	CCL INDUSTRIES INC SR GTD NT SER B	5.57	07-Mar-16	AXIOM	11,832,548	12,000,000	12,550,920
30-Nov-09	97786#AF9	WOLSELEY SR NTS	5.32	16-Nov-20	AXIOM	14,149,498	15,000,000	13,044,600
30-Nov-09	G2624@AB9	DAIRY CREST GROUP PLC SER B GTD SR NT	5.83	04-Apr-16	AXIOM	8,000,000	8,000,000	8,750,000
30-Nov-09	89464#AA6	TWO LLC SR SEC	6.8	30-Jun-18	AXIOM	17,060,411	17,060,411	18,109,797
30-Nov-09	335867F@1	FIRST OMNI BANK NA NICHIMEN TR 98A-2 S	6.65	02-Jul-20	MANUL	889,218	1,593,237	1,593,237
30-Nov-09	88642@AB3	TIDEWATER INC SER B SR NTS	4.16	30-Jul-11	AXIOM	2,921,460	3,000,000	3,105,990
30-Nov-09	99BLSU9B5	SURGICAL CARE INC TRNCH B TERM LOAN LN	3.22	29-Dec-14	OBROK	1,955,000	1,955,000	1,796,156
30-Nov-09	45069KAA6	ITW CUPIDS FIN TR I GTD 144A CUPIDS	6.55	31-Dec-11	IDSI	9,995,909	10,000,000	10,075,000
30-Nov-09	N4281@BC8	KONINKLIJKE VOPAK NV SER O SR NT	5.99	19-Jun-19	AXIOM	13,000,000	13,000,000	13,543,790
30-Nov-09	124900B@9	CCL INDUSTRIES INC SER C SR NTS	7.09	08-Jul-18	AXIOM	16,974,432	16,000,000	17,996,960
30-Nov-09	58526#AT6	MEIJER FINANCE INC SEC NTS B1	8.13	01-Sep-10	AXIOM	2,931,950	2,891,100	3,032,070
30-Nov-09	008548AE9	AGUA CALIENTE BAND CAHUILLA SER A SR S	6.08	01-Oct-16	AXIOM	738,000	738,000	646,230
30-Nov-09	Q3126#AD3	DB RREEF FIN PTY LTD SER D GTD SR NT	5.44	21-Dec-14	AXIOM	10,000,000	10,000,000	9,536,200
30-Nov-09	L8992#AB2	SYNGENTA FINANCE N.V. SR NTS - B	5.35	08-Dec-25	AXIOM	9,213,698	10,000,000	10,060,400
30-Nov-09	G2613@AA4	DCC CORP SERVICES LTD SER A SR NTS	5.12	19-Apr-14	AXIOM	24,000,000	24,000,000	25,383,120
30-Nov-09	303250B@2	FAIR ISAAC CORP SER D SR NT	7.18	07-May-18	AXIOM	30,000,000	30,000,000	33,952,800
30-Nov-09	64318@AA9	NEW CARDINALS STADIUM 2007-A SR SEC NT	6.18	30-Jun-32	AXIOM	24,084,062	24,084,062	22,614,453
30-Nov-09	G7578#AB2	RITTON MARITIME(FIRST OMEGA) 2005-B GT	5.41	15-Jun-15	AXIOM	10,000,000	10,000,000	10,766,200
30-Nov-09	92964*AA9	WY CAROLINA HLDGS SR SEC NTS	5.64	23-Dec-18	AXIOM	15,500,000	15,500,000	16,687,765
30-Nov-09	N0021#AB2	ABERTIS INFRAESTRUCTURAS FIN SER B-1	4.91	21-Dec-14	AXIOM	37,606,649	38,000,000	41,423,800
30-Nov-09	736508H*6	PORTLAND GENERAL ELECTRIC CO 1ST MTG B	5.8	01-Jun-39	AXIOM	9,000,000	9,000,000	9,552,510
30-Nov-09	42205*AA3	HD WESTFIELD MA LANDLORD SEC LS-BCKD N	6.7	30-Sep-30	AXIOM	44,360,000	44,360,000	49,924,962
30-Nov-09	74731@AY5	QUAD/GRAPHICS INC SR SEC SER 98-5 TR B	7.1	22-May-18	AXIOM	8,727,006	8,500,000	7,695,475
30-Nov-09	G8967#AF0	TRITON CONTAINER INTL SR SEC 2008-A-2	7.66	30-Sep-18	MANUL	40,000,000	40,000,000	46,308,000
30-Nov-09	99BLBG9B4	BIG WEST OIL LLC TRNCH DD DELAYED DRAW	4.47125	15-May-14	OBROK	2,730,854	2,730,854	2,594,312
30-Nov-09	14155#AA8	CARDINALS BALLPARK LLC SR SEC NTS	5.72	30-Sep-27	AXIOM	24,383,200	24,383,200	20,930,051
30-Nov-09	54401PA#3	LORD CORP SER 2006A SR NT	4.7625	12-Jul-16	MANUL	24,933,123	16,646,849	25,293,683
30-Nov-09	94868#AA8	WEIN ALABAMA LLC(WALGREEN) 6.69% CTL N	6.59	01-Apr-28	AXIOM	2,622,142	2,622,142	3,056,081
30-Nov-09	03040#AD4	AMERICAN WATER CAP CORP SER C SR NT	5.62	21-Dec-18	AXIOM	24,200,000	24,200,000	24,891,878
30-Nov-09	G6843#AA5	P&O PRINCESS CRUISES PLC SER A SR NT	7.35	31-Jul-10	AXIOM	18,990,661	19,000,000	19,455,050
30-Nov-09	857449#T9	STATE STREET BK & TR (AIRBUS) SER B CT	8.99	15-Sep-18	AXIOM	1,638,429	1,407,652	1,877,583
30-Nov-09	12533@AA7	BURLINGTON NORTHERN SANTA FE CFT BNSF2	5.66	15-Jan-23	AXIOM	1,998,989	2,074,074	2,202,169
30-Nov-09	16725#AG1	CHICAGO BRIDGE & IRON(DEL) VR RT SER C	3.3975	06-Nov-14	AXIOM	45,000,000	45,000,000	42,525,000
30-Nov-09	89838@AA7	TRSTEES EST JAMES CAMPBELL SER A SR NT	5.17	30-Sep-11	AXIOM	1,000,000	1,000,000	1,039,020
30-Nov-09	97180*SG4	WILMINGTON TR AIRBUS IND CTF-92 NW-E	9.03	29-Nov-14	AXIOM	154,703	141,185	165,124
30-Nov-09	97181#KV4	WILMINGTON TR UPRR 2005 B-1	5.36	30-Nov-28	AXIOM	720,062	792,675	841,583
30-Nov-09	G2978#AD5	ELECTRICITY SUPPLY BOARD (ESB) SR NTS	5.39	15-Dec-18	AXIOM	4,793,030	5,000,000	4,978,100
30-Nov-09	85746*BZ2	STATE ST BK & TR (NOVA CHEM)	7.89	27-Sep-16	AXIOM	4,675,950	4,964,535	5,001,869
30-Nov-09	88642@AD9	TIDEWATER INC SER D SR NTS	4.44	30-Jul-13	AXIOM	4,755,393	5,000,000	5,263,600
30-Nov-09	24713#AC8	DELOITTE & TOUCHE LLP SER B GTD SR NTS	7.41	01-Oct-11	AXIOM	1,916,869	1,915,301	2,048,530
30-Nov-09	N0431#AG5	ARUBA SER E SR NT	6.71	15-Oct-13	MANUL	18,000,000	18,000,000	18,074,813
30-Nov-09	42823#AJ2	HEWITT ASSOCIATES LLC SER G SR NT	6.98	21-Aug-18	AXIOM	11,981,500	12,000,000	13,111,200
30-Nov-09	46458KAF2	ISLANDSBANKI HF (GLITNIR BANK) 144A SR	5.44	22-Dec-15	MANUL	1,500,000	30,000,000	1,500,000
30-Nov-09	66939#AF0	NORWEST BANK MN UTC EQ TR 2000-A L16	8.13	30-Jun-16	MANUL	6,384,160	5,799,465	6,829,450
30-Nov-09	01583*AF0	ALGONQUIN GAS TRANMISSION CO SR NT	5.69	26-Nov-12	AXIOM	23,000,000	23,000,000	24,773,300
30-Nov-09	16735#AA2	CHICAGO FAUCET CO GTD SER A SR NTS	5	19-Dec-09	AXIOM	12,500,000	12,500,000	12,513,625
30-Nov-09	97180*SC3	WILMINGTON TR AIRBUS IND CTF-92 NW-A	9.03	27-Nov-14	AXIOM	154,699	141,185	165,084
30-Nov-09	97181#HX4	WILMINGTON/OXYCHEM TR B GTD CONSTR NT	8.0678	15-Jan-27	AXIOM	21,000,000	21,000,000	26,449,500
30-Nov-09	F9181#AG7	THOMSON SER C SR NT	8.33	17-May-13	MANUL	40,000,000	40,000,000	28,000,000
30-Nov-09	G2624@AA1	DAIRY CREST GROUP PLC SER A GTD SR NT	5.73	04-Apr-13	AXIOM	10,000,000	10,000,000	10,903,200
30-Nov-09	59179#AA5	METROPCS WIRELESS INC TRNCH B TERM LOA	2.625	20-Feb-14	OBROK	2,427,932	2,437,186	2,247,548
30-Nov-09	74915#AA3	R&L SHERWOOD 5.72% CTL NT (KOHLS)	5.6365	10-Jan-24	AXIOM	4,850,059	4,850,059	5,173,267
30-Nov-09	99BLBT9C4	BOSTON GENERATING LLC TRNCH LC LN31019	2.8475	21-Dec-13	OBROK	519,265	519,265	363,917
30-Nov-09	58526#AP4	MEIJER FINANCE INC SR SEC NTS A4	8.24	01-Jun-20	AXIOM	2,861,912	2,638,100	3,216,899
30-Nov-09	63250@AE3	NATL AMUSEMENTS INC/NAI LTD SER A NT	10	31-Dec-10	AXIOM	23,600,433	24,013,993	24,256,054
30-Nov-09	D3917#AC2	DEUTZ AG SER C SR NT	5.98	16-Jul-14	AXIOM	17,000,000	17,000,000	16,680,060
30-Nov-09	038521A*1	ARAMARK CORP TRNCH LC BANK LOAN	2.46876	26-Jan-14	OBROK	58,120	58,426	52,921
30-Nov-09	C5864@AA7	MULLEN GROUP LTD SER A SR GTD NT (USA	6.29	30-Jun-16	AXIOM	9,000,000	9,000,000	9,854,370
30-Nov-09	N4281@AQ8	VOPAK SER C SR NTS	8.37	19-Jun-11	AXIOM	14,364,024	14,000,000	15,224,860
30-Nov-09	99BLPP9B9	PIVOTAL PROMONTORY LLC SECOND LIEN TER	11.83	28-Jul-11	MANUL	150,000	2,000,000	60,000
30-Nov-09	335867E*4	FIRST OMNI BANK NA ICX TR 98A-1 SER C	6.65	02-Jul-20	MANUL	1,877,442	3,236,854	3,236,854
30-Nov-09	74500PAC8	PUEBLO OF SANTA ANA 144A BDS	6.29	01-Apr-15	AXIOM	6,300,000	6,300,000	5,377,680
30-Nov-09	W0805#AE8	ASSA ABLOY FINANCIAL SVCS SER E GTD SR	5.41	15-May-20	AXIOM	7,632,803	8,000,000	7,902,000
30-Nov-09	G4916#AE4	INVESTCORP CAP LTD SER A GTD SR NT	6.64	17-Dec-10	AXIOM	8,850,000	8,850,000	8,475,114
30-Nov-09	43014*AA2	HIGHLAND HOUSE APTS LLC 6.62% CTL (WAL	6.52	01-Dec-27	AXIOM	3,523,130	3,523,130	4,083,343
30-Nov-09	29266RH*2	ENERGIZER HOLDINGS INC SR NTS	5.23	29-Sep-15	AXIOM	4,855,503	5,000,000	5,385,500
30-Nov-09	12533*AA9	BURLINGTON NORTHERN SANTA FE CFT BNSF	5.66	15-Jan-23	AXIOM	2,748,610	2,851,852	3,027,982
30-Nov-09	99BLBG9A6	BIG WEST OIL LLC TRNCH B TERM LOAN	4.5	31-Dec-14	OBROK	2,172,271	2,172,271	2,063,657
30-Nov-09	97180*SD1	WILMINGTON TR AIRBUS IND CTF-92 NW-B	9.03	29-Nov-14	AXIOM	154,703	141,185	165,124
30-Nov-09	G7895#AC6	SCOTTISH & NEWCASTLE PLC SER C SR NT	5.57	05-Dec-14	AXIOM	32,713,234	33,000,000	36,954,390
30-Nov-09	58526#AZ2	MEIJER FINANCE INC SEC NTS B3	8.13	01-Sep-10	AXIOM	3,484,143	3,435,600	3,603,120
30-Nov-09	Q8815#AA4	TABCORP INV NO 4 PTY LTD SER A GTD SR	5.27	21-Dec-14	AXIOM	22,000,000	22,000,000	21,772,740
30-Nov-09	085209C@1	GOVT OF BERMUDA SR NT	5.93	10-Nov-19	MANUL	25,000,000	25,000,000	25,000,000
30-Nov-09	F9181#AA0	THOMSON SER A SR NT	6.13	30-Jun-10	MANUL	4,000,000	4,000,000	2,800,000
30-Nov-09	58528#FF9	MEIJER, INC. E-3	7.64	01-Jun-24	AXIOM	1,095,408	1,023,700	1,270,197
30-Nov-09	41242*AD4	HARDWOOD FUNDING LLC (NBA) SR NTS SER	5.31	08-Dec-12	AXIOM	7,884,927	8,000,000	8,260,880
30-Nov-09	99BLNE9A8	NES RENTALS HLDGS 2ND LIEN TERM LOAN	7.125	30-Sep-13	OBROK	1,725,712	1,725,712	1,117,399
30-Nov-09	70383#AF3	PAVESTONE SEC SER D	6.96	15-Jul-13	AXIOM	2,336,330	2,376,504	2,349,982
30-Nov-09	68205*AA8	OMAHA WORLD-HERALD CO SR NTS	6.82	01-Jul-13	MANUL	6,921,257	7,272,727	6,819,127
30-Nov-09	674627A*5	OCE NV SER A SR NT	8.43	19-Apr-11	AXIOM	35,000,000	35,000,000	36,649,200
30-Nov-09	58526#AB5	MEIJER FINANCE INC SR SEC NTS B1	8.24	01-Jun-20	AXIOM	2,975,603	2,742,900	3,344,692
30-Nov-09	871655C@3	SYPRIS SOLUTIONS INC SER B SR SEC NT	10.2	15-Jan-12	AXIOM	1,186,899	1,209,537	1,104,368
30-Nov-09	03079@AB4	AMERIGAS PROPANE LP SER E SEC NT	8.5	01-Jul-10	AXIOM	8,587,010	8,500,000	8,820,620
30-Nov-09	97180*UW6	WILMINGTON/TUCSON ELEC SER C-6	10.73239	01-Jan-11	AXIOM	6,329,932	6,312,425	6,571,803
30-Nov-09	345370C#5	FORD MOTOR CO TRNCH B TERM LOAN	3.32	15-Dec-13	OBROK	6,824,505	6,819,826	5,987,261
30-Nov-09	N6510*AD7	NUTRECO HLDG NV SER A SR NT	7.23	08-Apr-14	AXIOM	7,000,000	7,000,000	8,087,100
30-Nov-09	Q2264@AC1	CHALLENGER LIFE NO 2 LTD SER C SB NT	6.53	07-Dec-26	AXIOM	25,000,000	25,000,000	22,132,000
30-Nov-09	542290AF8	LONE STAR INDS 144A GTD SR NT (DYCKERH	9.25	01-Jun-10	AXIOM	3,816,676	3,850,000	3,961,727
30-Nov-09	073252AA6	BAYVIEW RESH CTR LS FIN TR 04 US GOVT	6.33	15-Jan-37	MANUL	19,967,260	19,967,260	19,767,587
30-Nov-09	D7625#AA0	SOLARWORLD AG SER A SR NT	5.89	21-Dec-13	AXIOM	20,000,000	20,000,000	21,556,400
30-Nov-09	G2978#AC7	ELECTRICITY SUPPLY BOARD (ESB) SR NTS	5.19	15-Dec-15	AXIOM	4,826,337	5,000,000	5,129,550
30-Nov-09	877904AA0	TEAM CLASSIC GOLF SVCS INC SR NTS	7.15	01-Dec-10	AXIOM	3,400,766	3,385,920	3,217,741
30-Nov-09	10468*AA2	BRADY CORP SR NTS	5.14	28-Jun-14	AXIOM	16,169,024	16,785,714	17,596,464
30-Nov-09	23307*AC6	DC ARENA LP GTD SR SEC NT	6.56	30-Nov-23	AXIOM	10,000,000	10,000,000	10,035,600
30-Nov-09	36129#AA4	G & R DEV LLC (WALGREEN) 6.38% CTL NT	6.28	01-Jun-28	AXIOM	3,314,131	3,314,131	3,775,094
30-Nov-09	96218PAN0	WEYERHAUESER REAL EST 144A MTNE	6.22	17-Sep-14	IDSI	2,000,000	2,000,000	1,866,820
30-Nov-09	74734*AD0	QINETIQ NORTH AMERICA INC SER D GTD SR	7.62	05-Feb-19	AXIOM	13,000,000	13,000,000	15,251,730
30-Nov-09	P4948#AA4	GRUPO CEMENTOS DE CHIHUAHUA SER A SR G	6.74	31-Jul-16	AXIOM	16,150,000	16,150,000	14,897,245
30-Nov-09	C0445#AF3	ARC RESOURCES LTD SER C SR SEC NT	7.19	14-Apr-16	AXIOM	12,500,000	12,500,000	14,182,375
30-Nov-09	96432WAA3	WHITE PINE HYDRO LLC OPCO SR SEC 144A	6.31	10-Jul-17	IDSI	17,059,749	18,100,000	15,745,371
30-Nov-09	64079*AB8	NEPTUNE REGIONAL TRANSMSN TR A SR SEC	6.21	30-Jun-27	AXIOM	19,335,554	19,335,554	20,432,267
30-Nov-09	97181#BU6	WILM'TN TR SER A (BPASSUMPSOLVAY 95)	7.52	01-Jul-17	AXIOM	336,435	312,387	374,489
30-Nov-09	11283#AA9	BROOKFIELD POWER NY FIN SER 1 SR SEC	5.45	18-Dec-17	AXIOM	10,000,000	10,000,000	10,161,600
30-Nov-09	58526#BC2	MEIJER FINANCE INC GTD SR SEC NT B1 ST	8.03	01-Jan-11	AXIOM	3,935,660	3,862,000	4,125,118
30-Nov-09	69352BAC8	PPL MONTANA LLC PASS THRU CTFS	8.903	02-Jul-20	AXIOM	17,081,470	16,544,687	18,261,860
30-Nov-09	88713UAE6	TIMBERSTAR TR I 2006-1 CL D CMBS	6.2082	15-Oct-36	IDSI	6,000,000	6,000,000	5,340,000
30-Nov-09	58983*CF4	MERIDIAN TRUST TTX EQ TR 32-A	9.85	29-Jan-10	AXIOM	3,462	3,385	3,434
30-Nov-09	D9493#AA5	VOSSLOH AG SR U/S NTS	5.9	24-Jun-14	AXIOM	4,975,272	5,000,000	5,509,950
30-Nov-09	716747AA8	PETROPOWER I FDG TRUST 144A US TR CTF	7.36	15-Feb-14	IDSI	2,950,195	2,980,203	2,991,081
30-Nov-09	G1418#AC7	CARIBBEAN UTILITIES CO LTD SR NTS	7.64	01-Jun-14	AXIOM	3,750,000	3,750,000	4,142,025
30-Nov-09	795549AA2	SALT CREEK PTC 144A W/O RR SER 2004	5.672	15-Dec-14	AXIOM	15,196,805	15,000,000	16,771,800
30-Nov-09	Q5516@AA4	LEIGHTON FIN LTD SER A GTD SR NT	6.91	15-Oct-13	AXIOM	2,000,000	2,000,000	2,183,880
30-Nov-09	92964#AA5	WY TENN HLDGS LLC SR SEC NTS	5.81	17-Dec-18	AXIOM	5,500,000	5,500,000	5,993,240
30-Nov-09	93045#AC2	WAGNER EQUIPMENT CO SR NTS	6.58	04-Oct-11	AXIOM	7,542,754	7,500,000	7,830,225
30-Nov-09	75737#AE8	REDFIRE INC SER B SR GTD NT	7.5	17-Jun-16	AXIOM	30,000,000	30,000,000	35,620,500
30-Nov-09	736508K*2	PORTLAND GENERAL ELECTRIC CO FMB	5.43	03-May-40	AXIOM	16,000,000	16,000,000	15,474,400
30-Nov-09	K1601#AA3	COLOPLAST A/S SR NT	5	30-Apr-13	AXIOM	34,712,729	35,000,000	36,625,750
30-Nov-09	12638VAC0	CSN ISLANDS VI CORP SER 2004-1 SR NTS	7.427	03-May-12	AXIOM	7,273,158	7,273,158	7,610,851
30-Nov-09	91374*AN7	UNITED TELEPHONE NORTHWEST SER Q FMB	8.77	01-Aug-17	AXIOM	3,039,000	3,039,000	3,666,645
30-Nov-09	B7108#AA8	ROULARTA MEDIA GROUP NV SR NT	8.43	26-Apr-14	AXIOM	14,112,130	14,112,130	12,802,948
30-Nov-09	D8884#AB2	VOITH AG SER B SR NTS	6.03	17-Aug-16	AXIOM	17,732,086	18,000,000	19,221,480
30-Nov-09	99BLTP9C3	TPF GENERATION HLDGS LLC REVOLVER BANK	2.1	15-Dec-13	OBROK	141,828	141,576	134,143
30-Nov-09	34486#AA6	FOOTBALL CLUB TERM NOTES 2014 TR CTF	5.05	05-Oct-14	AXIOM	5,000,000	5,000,000	5,205,900
30-Nov-09	55359#AA5	MRED HWY12/HWY13 6.85% CTL NT	6.75	05-Aug-27	AXIOM	2,479,654	2,479,654	2,920,686
30-Nov-09	99BLHW9A5	HAWKER BEECHCRAFT INC TRNCH B TERM LOA	2.285	26-Mar-14	OBROK	2,247,340	2,247,340	1,722,968
30-Nov-09	883199A@0	TEXTRON FINANCIAL CORP SR NTS	4.39	24-Dec-13	MANUL	8,912,226	9,473,684	8,751,316
30-Nov-09	25248#AA3	DHC LNL KNOXVILLE FOREST RIDGE II DEFE	6.8	01-Jan-13	MANUL	19,385,177	18,682,055	20,923,902
30-Nov-09	03016*AA4	AMERICAN TAX CR CORP FXD IX LP PROM NT	6.9453	01-Jan-11	AXIOM	2,802,992	2,797,403	2,890,808
30-Nov-09	04626RAA4	ASTORIA DEP CORP SER A PASS-THRU CTFS	5.744	01-May-16	AXIOM	22,673,225	22,754,238	21,831,099
30-Nov-09	10600PAA5	BRAZILIAN MER VOUCH RECV 2003-1 SR SEC	5.911	15-Jun-11	AXIOM	5,590,335	5,590,335	5,776,941
30-Nov-09	75945EA*0	RELIANCE ENERGY LIMITED SR NT	6.63	20-Nov-16	AXIOM	25,000,000	25,000,000	21,561,500
30-Nov-09	N4345#AF4	IBERDROLA INT BV SER A GTD SR NT	5.53	21-Dec-17	AXIOM	50,000,000	50,000,000	52,739,500
30-Nov-09	87277@AC5	TPF GENERATION HLDGS LLC LOC BANK LOAN	2.1	15-Dec-13	OBROK	452,436	451,628	427,918
30-Nov-09	36229KB*4	GTC TRANSCNTL GRP 2002A TR 1 SR NTS	5.62	15-Dec-12	AXIOM	11,000,000	11,000,000	10,796,830
30-Nov-09	Q1403*AD5	BLUESCOPE STEEL (FINANCE) SER B SR GTD	6.71	30-Jun-18	AXIOM	26,085,000	26,000,000	28,871,180
30-Nov-09	74732@AC2	QUAD/GRAPHICS TR C 2006-1 SR SEC NTS	6.49	30-Jan-36	AXIOM	1,000,000	1,000,000	718,800
30-Nov-09	30215*AM0	EXPLORER PIPELINE CO SER L SR NTS	7.01	31-Jul-22	AXIOM	10,824,399	10,000,000	10,934,600
30-Nov-09	22281NA@2	COVANTA ENERGY CORP TRNCH LC	1.6	09-Feb-14	OBROK	1,655,369	1,649,485	1,535,670
30-Nov-09	12533#AA5	BURLINGTON NORTHERN SANTA FE CFT BNSF	5.66	15-Jan-23	AXIOM	3,747,938	3,888,890	4,128,951
30-Nov-09	313855E*5	FEDERAL SIGNAL CORP SR NTS	6.24	15-Dec-12	AXIOM	5,159,494	5,693,575	5,572,359
30-Nov-09	99BLBT9A8	BOSTON GENERATING LLC TRNCH B TERM LOA	2.56875	20-Dec-13	OBROK	2,282,403	2,282,534	1,599,668
30-Nov-09	335867G#8	FIRST OMNI BANK NA AMSOUTH TR 99 A-1 S	6.65	02-Jan-21	MANUL	1,573,505	2,746,371	2,746,371
30-Nov-09	74966*AC1	RPC INC SR U/S NTS	7.63	15-Nov-12	AXIOM	6,893,925	7,000,000	7,277,900
30-Nov-09	13861#AA5	CANTOR FITZGERALD SR NT	5.19	01-Apr-10	AXIOM	4,382,233	4,400,000	4,397,800
30-Nov-09	10510@AF7	BRAMBLES USA INC SER C GTD SR NT	8.23	07-May-19	AXIOM	20,000,000	20,000,000	23,676,800
30-Nov-09	11283#AB7	BROOKFIELD POWER NY FIN SER 2 SR SEC	5.91	16-Dec-25	AXIOM	5,000,000	5,000,000	4,698,800
30-Nov-09	12626#AJ4	CRH AMERICA INC GTD SER D SR NTS	8.06	22-Sep-14	AXIOM	9,993,620	10,000,000	11,562,600
30-Nov-09	90781#AF9	UNION PACIFIC RAILROADTR SER 2008-3	4.2	30-Apr-15	AXIOM	4,587,341	4,587,341	4,730,741
30-Nov-09	57169*AJ6	MARS INC SER B SR NT	6.47	06-Oct-18	AXIOM	48,000,000	48,000,000	56,641,440
30-Nov-09	43460#AA7	HOGAN REAL ESTATE (WALGREEN) 6.27% CTL	6.17	01-Jan-29	AXIOM	2,710,692	2,710,692	3,062,486
30-Nov-09	33903*DA4	FLEET NATIONAL BANK NOVA CHEM LESSEE	8.26	27-Mar-16	AXIOM	5,487,313	5,736,107	5,803,965
30-Nov-09	70383#AE6	PAVESTONE SEC SER C	6.85	15-Jul-12	AXIOM	937,402	950,602	949,547
30-Nov-09	74731@AB5	QUAD/GRAPHICS INC SER 96-1 TR B	8.04	15-Jun-16	AXIOM	5,134,903	4,772,727	4,855,964
30-Nov-09	857449#R3	STATE STREET BK & TR (AIRBUS) SER B CT	8.99	15-Sep-18	AXIOM	1,639,387	1,408,484	1,878,763
30-Nov-09	F9731#AA5	VICAT S A SER A SR NTS	4.92	05-Aug-10	AXIOM	19,000,000	19,000,000	19,158,080
30-Nov-09	97180*SH2	WILMINGTON TR AIRBUS IND CTF-92 NW-F	9.03	28-Nov-14	AXIOM	154,701	141,185	165,104
30-Nov-09	29266RD*6	ENERGIZER HOLDINGS INC SR NTS SER A-6	3.86	30-Jun-11	AXIOM	4,863,238	5,000,000	5,153,500
30-Nov-09	Q5581#AA2	LION NATHAN FIN (AUSTRALIA) SR GTD NTS	8.65	28-Feb-12	AXIOM	6,684,757	6,600,000	7,171,296
30-Nov-09	754427AA0	RAVENSWOOD UNIT 40 (KEYSPAN) SR SEC NT	5.996	15-Jan-19	AXIOM	7,136,203	7,136,203	7,587,639
30-Nov-09	907821S94	UNION PAC RR CO (BNY MIDWEST TR) I	3.86	29-Sep-12	AXIOM	1,217,703	1,217,703	1,254,502
30-Nov-09	47580*AY5	JELD-WEN INC SER D SR NT VR(MIN 8.99%)	10.49	30-Sep-12	MANUL	5,696,651	5,696,651	5,630,342
30-Nov-09	G2083#AB1	CHEMRING GRP PLC SR SEC NT (USD SWAP)	6.81	12-Nov-17	MANUL	20,612,777	12,500,000	21,982,801
30-Nov-09	97180*UU0	WILMINGTON/TUCSON ELEC SER C-4	10.73239	01-Jan-13	AXIOM	1,279,133	1,266,856	1,400,497
30-Nov-09	62894@AA5	NCFE LLC (FORMERLY BETSY LLC) WALGREEN	7.75	05-Jul-15	AXIOM	1,128,749	1,060,200	1,215,043
30-Nov-09	L0549*AB1	CHASE MANHATTAN BK LUXEMBOURG CL B DEP	0	27-Aug-32	AXIOM	2,712,910	20,000,000	2,692,400
30-Nov-09	G8295TAD8	PENNON GRP PLC SR INDEX LNKD NT	6	13-Jul-22	MANUL	49,470,664	30,000,000	48,657,564
30-Nov-09	58526#BL2	MEIJER FINANCE INC GTD SEC SR NT B3 ST	8.03	01-Jan-11	AXIOM	3,150,973	3,092,000	3,302,658
30-Nov-09	87275*AC9	TRT HOLDINGS INC SER C SR SEC NT	6.01	19-May-16	AXIOM	10,000,000	10,000,000	9,529,900
30-Nov-09	037705AA8	APPALACHIAN NPI SR SEC NTS	7.76	29-Feb-16	AXIOM	5,491,764	5,041,500	5,586,083
30-Nov-09	99BLBD9A3	BUILDING MATERIALS CORP TRNCH BLN31292	3.0625	22-Feb-14	OBROK	4,867,440	4,864,206	4,438,588
30-Nov-09	G5241#AC1	KERRY GRP FINL SVCS TR C SR NT	5.14	30-Apr-15	AXIOM	37,253,658	38,000,000	41,106,500
30-Nov-09	41242*AG7	HARDWOOD FDG (NBA) SER G SR NT	8.27	26-Feb-16	AXIOM	24,000,000	24,000,000	27,941,040
30-Nov-09	39121JAE0	GREAT RIVER ENERGY SER 2007A FMB 144A	6.254	01-Jul-38	IDSI	39,231,430	45,000,000	45,997,200
30-Nov-09	25467LA*7	DISCOVERY COMMUNICATIONS BONDS	6.01	01-Dec-15	AXIOM	29,590,714	30,000,000	32,160,300
30-Nov-09	97180*SW9	WILMINGTON TRUST (CONS PWR CO) SEC NT	7.99	02-Jul-11	AXIOM	1,254,040	1,227,538	1,272,785
30-Nov-09	G2083#AD7	CHEMRING GROP PLC SER B SR SEC NT	5.68	19-Nov-19	AXIOM	20,000,000	20,000,000	21,109,000
30-Nov-09	05577@AM2	BTMU CAP CORP SER E (BNSF 2009-A)	6.55	26-Feb-21	AXIOM	1,592,920	1,592,920	1,831,857
30-Nov-09	G1252@AC8	BORD GAIS EIREANN SER C SR. NTS	5.26	22-Oct-14	AXIOM	4,858,212	5,000,000	5,125,000
30-Nov-09	39812#AA0	GREYSTONE GRP SOLON LTD -WALGREEN 6.07	5.97	10-Feb-28	AXIOM	4,276,123	4,276,123	4,759,368
30-Nov-09	G9284#AQ0	VITOL FIN LTD SER C GTD SR UNSEC NT	5.81	12-Nov-14	AXIOM	22,958,122	23,000,000	24,463,260
30-Nov-09	C1466#AA6	CPR LEASG (CANADIAN PACIFIC R) SR SECU	5.41	03-Mar-24	AXIOM	6,569,843	7,017,144	7,121,068
30-Nov-09	G3144#AB6	FENNER INTL LTD	7.29	01-Jun-12	MANUL	4,412,195	4,309,091	4,395,272
30-Nov-09	56032#AA8	MAIN-BLAINE LLC (WALGREEN)6.79% CTL	6.69	05-Jun-28	AXIOM	2,283,862	2,283,862	2,682,418
30-Nov-09	713291A@1	PEPCO HOLDINGS INC NT	6	26-Apr-19	AXIOM	25,000,000	25,000,000	26,234,750
30-Nov-09	11283#AD3	BROOKFIELD POWER NEW YORK FIN SER 4 NT	5.62	19-Dec-17	AXIOM	9,000,000	9,000,000	9,247,770
30-Nov-09	705322AK1	PEDERNALES EL COOP INC 02 SER A 144A F	6.202	15-Nov-32	MANUL	5,000,000	5,000,000	5,350,000
30-Nov-09	97181#ET6	WILM'TN TR (BP&SOLVAY MIN EQ TR 98)	6.63	02-Jan-20	AXIOM	1,464,523	1,429,858	1,618,256
30-Nov-09	33632*TW7	FIRST SECURITY BNK OF UT 1999 SER A	7.65	10-Jan-23	AXIOM	12,718,600	11,482,418	13,774,423
30-Nov-09	99BLFB9A3	FR BRAND HLDGS CORP TRNCH B TERM LOAN	2.625	07-Feb-14	OBROK	2,941,202	2,925,000	2,643,469
30-Nov-09	10510@AB6	BRAMBLES USA SER B GTD SR UNSEC NT	5.77	04-Aug-14	AXIOM	4,000,000	4,000,000	4,233,800
30-Nov-09	Q0307#AA6	AMCOR LIMITED SR NTS SER A	5.03	17-Dec-09	AXIOM	4,996,301	5,000,000	5,006,200
30-Nov-09	N0060#AB4	ADIDAS INTL FIN BV SER B SR NT	5.25	24-Jan-11	AXIOM	13,071,498	13,000,000	13,440,960
30-Nov-09	99BLFS9A6	FRESENIUS MED CARE HLDGS INC TRNCH B T	1.9725	31-Mar-11	OBROK	1,794,720	1,793,963	1,720,518
30-Nov-09	75952AAF4	RELIANT ENERGY MID ATL PWR HLDGS	9.237	02-Jul-17	IDSI	19,787,369	19,761,805	20,255,850
30-Nov-09	Q2759#AM9	CONSOLIDATED PRESS FIN SER L GTD SR NT	5.56	09-Jun-14	AXIOM	10,233,257	10,250,000	10,138,070
30-Nov-09	Q8277*AF8	SANTOS FINANCE LTD SER B SR NTS	5.85	03-Oct-12	AXIOM	12,963,762	13,000,000	13,749,320
30-Nov-09	33761NA*0	FIRSTSERVICE INC SEC	5.44	01-Apr-15	AXIOM	19,142,510	20,000,000	21,396,600
30-Nov-09	798737AA0	SAN MANUEL ENTERTAINMENT SR SEC 2004-A	5.69	01-Dec-15	AXIOM	15,978,635	16,000,000	15,608,640
30-Nov-09	507199AB3	LAGUNA DEV CORP ENTERPRISE TXBL REV BD	6.66	01-Jun-15	AXIOM	13,100,000	13,100,000	12,529,888
30-Nov-09	48268@AH7	KPMG LLP SER 2009 SR NT	5.71	28-Oct-16	AXIOM	29,881,000	30,000,000	30,336,000
30-Nov-09	Q9194#AK1	TRANSURBAN FIN CO PTY SER C 2006-1 DEF	5.95	14-Nov-21	AXIOM	11,446,779	11,923,144	13,208,102
30-Nov-09	74734*AC2	QINETIQ NORTH AMERICA INC SER C GTD SR	7.13	05-Feb-16	AXIOM	5,000,000	5,000,000	5,700,850
30-Nov-09	W7468#AB7	SANDVIK SR NTS	5.13	06-Oct-20	AXIOM	23,351,087	25,000,000	21,270,000
30-Nov-09	Q9768*AB1	JOHN FAIRFAX PUBLICATIONS SER B GTD SR	6.35	10-Jul-14	AXIOM	13,140,754	13,000,000	11,713,780
30-Nov-09	74932#AA2	RC CEMENT HLDG SER A GTD SR NT	6.6	29-May-10	AXIOM	2,666,697	2,666,697	2,713,338
30-Nov-09	372460A@4	GENUINE PARTS CO SER B SR NTS	6.23	30-Nov-11	AXIOM	25,982,504	26,040,000	27,644,324
30-Nov-09	479142B*1	JOHNSON MATTHEY PLC SER C SR NTS	4.95	26-Mar-15	AXIOM	14,355,745	15,000,000	15,795,600
30-Nov-09	99BLBX9A9	BNY CONVERGEX GROUP LLC TRNCH B 1ST LI	3.32	29-Sep-13	OBROK	5,646,111	5,642,857	5,395,982
30-Nov-09	Q7397#AG9	PRATT FIN PROPRIETARY LTD SER A SR NT	5.6	17-Dec-13	AXIOM	22,500,000	22,500,000	23,703,300
30-Nov-09	45957@AE6	INTERNATIONAL GROUP SR NTS SER B	5.98	01-Nov-16	AXIOM	8,343,685	8,500,000	8,111,295
30-Nov-09	G7578#AA4	RITTON MARITIME(FIRST OMEGA) 2005-A GT	5.12	15-Jun-12	AXIOM	11,000,000	11,000,000	11,684,200
30-Nov-09	26969PA@7	EAGLE MTERIALS INC. TR B SR NTS	5.38	15-Nov-15	AXIOM	21,785,000	21,785,000	22,229,196
30-Nov-09	C7277*AB4	PIPELINE MANAGEMENT SER B GTD SR NT	6.1	28-Oct-14	MANUL	31,026,487	32,916,000	32,012,117
30-Nov-09	G1418#AG8	CARIBBEAN UTILITIES CO LTD SR NT	5.09	01-Jun-18	AXIOM	12,211,227	12,600,000	12,922,308
30-Nov-09	74731@BK4	QUAD/GRAPHICS INC SR SEC SER D	7.92	11-Dec-23	AXIOM	11,060,403	10,000,000	8,843,200
30-Nov-09	05577@AH3	BTMU CAP CORP SER B (BNSF 2009-A)	6.55	26-Feb-21	AXIOM	12,205,637	12,205,637	14,036,482
30-Nov-09	83239*AA7	SMITHS GROUP PP INC GTD SR NT	5.45	28-Jan-13	AXIOM	52,130,752	52,500,000	55,699,875
30-Nov-09	335867E@2	FIRST OMNI BANK NA ICX TR 98A-1 SER CH	6.65	02-Jan-20	MANUL	1,477,159	2,595,424	2,595,424
30-Nov-09	89732#AA2	TROY CHEMICAL CORP INC AMENDED & RESTA	5.71	09-Aug-12	AXIOM	9,906,014	10,000,000	10,077,800
30-Nov-09	25247@AA6	DHC LNL ROSEBURG RET RES DEFEASANCE NT	5.69	10-Mar-16	AXIOM	2,440,161	2,440,161	2,760,505
30-Nov-09	82894*AS6	JR SIMPLOT COMPANY SR NTS	6.14	01-Mar-15	AXIOM	8,703,811	9,000,000	10,043,280
30-Nov-09	20557#AE1	COMPUTERSHARE US GTD SR NT	6.34	29-Jul-18	AXIOM	31,216,966	31,000,000	34,866,940
30-Nov-09	36720#AD1	GAS TRANSMISSION NORTHWEST SR NTS D	5.69	01-Jun-35	AXIOM	11,912,317	12,000,000	11,041,200
30-Nov-09	84861#AA6	SPIRITS OF ST LOUIS BASKETBALL SR SEC	6.09	31-Dec-21	AXIOM	26,233,614	26,233,614	26,525,857
30-Nov-09	78443*AJ0	SLBP HLDGS CORP SER B SR NT	7.9	30-Jun-14	MANUL	16,000,000	16,000,000	16,240,000
30-Nov-09	29266RJ@8	ENERGIZER HOLDINGS INC SER 2006-D SR N	6.24	30-Jun-16	AXIOM	6,000,000	6,000,000	6,769,080
30-Nov-09	99BLCD9A2	CHS/COMMUNITY HEALTH SYS INC TRNCH DD	2.56	25-Jul-14	OBROK	272,745	272,745	249,504
30-Nov-09	52465#AH8	LEGG MASON MTG CAP TR 99-CTL-2 (RA 9)	7.11	10-Mar-21	AXIOM	10,330,585	12,871,112	11,307,143
30-Nov-09	79603#AR2	SAMSON INVESTMENT CO SR NT	7.58	19-Mar-14	AXIOM	40,000,000	40,000,000	45,918,000
30-Nov-09	58528#EV5	MEIJER, INC. E-1	7.64	01-Jun-24	AXIOM	1,019,220	952,500	1,181,852
30-Nov-09	943315B@9	WAUSAU PAPER CORP SER C SR. NTS	7.43	31-Aug-11	AXIOM	15,222,368	15,000,000	15,432,150
30-Nov-09	39063@AC4	GREAT LAKES GAS TRANS LTD PART SR NT A	8.74	30-Oct-11	AXIOM	3,843,093	3,800,000	4,108,294
30-Nov-09	07783@AB2	BELK INC NTS SER B	5.31	12-Jul-15	MANUL	5,428,649	6,000,000	6,036,000
30-Nov-09	Y3915@AA7	INDIAN OIL CORP LTD SR NT	6.12	01-Aug-18	AXIOM	21,000,000	21,000,000	18,714,360
30-Nov-09	G6843#AD9	CARNIVAL (P&O PRINCESS) SR SER D	7.09	16-Feb-16	AXIOM	15,867,330	15,000,000	15,901,200
30-Nov-09	33632*UB1	FIRST SECURITY BANK OF UTAH PTC CVS LE	8.19	10-Jan-23	AXIOM	13,380,262	11,656,819	14,254,075
30-Nov-09	37930EAG1	GLITNIR BANKI HF SR NT 144A	7.32	10-Jan-13	MANUL	1,016,807	17,500,000	875,000
30-Nov-09	L7919*AA0	RELUXCO INTL SA SER A GTD SR NT	5.51	27-Mar-14	AXIOM	13,000,000	13,000,000	13,401,960
30-Nov-09	26439#AC6	DUKE ENERGY CORP NTS	6.9	30-Dec-16	AXIOM	7,466,667	7,466,667	8,342,432
30-Nov-09	05577@AN0	BTMU CAP CORP (UPRR 2009A) EQ NT	4.83	15-Oct-24	AXIOM	11,000,000	11,000,000	11,321,530
30-Nov-09	99BLCC9D8	CHARTER COMM OPERATING LLC TERM LOAN	6.25	06-Mar-14	OBROK	1,965,000	1,965,000	1,811,494
30-Nov-09	71912NAA5	PHOENIX PARK FUNDING LTD SR BDS 144A	7.267	01-Apr-13	AXIOM	3,615,651	3,615,651	3,904,072
30-Nov-09	36218#AA6	GPI PROPERTIES 1995 LLC SECD NT	7.49	01-Mar-16	MANUL	10,520,665	9,999,806	10,500,796
30-Nov-09	25244@AA9	DHC JP COUNTRY VLG DEV II DEFEASANCE L	5.66	01-Jun-14	AXIOM	1,065,511	1,077,863	1,244,318
30-Nov-09	22281NA*4	COVANTA ENERGY CORP TRNCH B TERM LOAN	1.875	09-Feb-14	OBROK	3,275,659	3,266,753	3,041,347
30-Nov-09	99BLWD9B8	WIND TELECOMUNICAZIONI SPA TRNCH B&C T	3.92563	17-Dec-13	OBROK	4,971,560	5,000,000	4,775,000
30-Nov-09	81725TC*9	SENSIENT TECHNOLOGIES CORP SER B SR NT	7.31	28-Nov-13	AXIOM	11,000,000	11,000,000	12,682,560
30-Nov-09	63615#AA9	NATL FOOTBALL LEAGUE 2001 SR NT	6.69	15-Oct-16	AXIOM	18,159,786	17,651,703	18,983,524
30-Nov-09	72925#AC1	PLUM CREEK TIMBERLANDS SER J SR NTS	7.66	01-Oct-11	AXIOM	3,833,138	3,764,471	4,047,183
30-Nov-09	335867E#0	FIRST OMNI BANK NA ICX TR 98A-1 SER G	6.65	02-Jul-20	MANUL	430,496	760,001	760,001
30-Nov-09	51265#AA7	LAKEWOOD PIPELINE EASEMENT ARCO LESSEE	8.11	01-Apr-26	AXIOM	1,493,363	1,275,551	1,578,150
30-Nov-09	92977@AD6	WACHOVIA DEV GTD ROSS STORES CR PRM NT	5.65	23-Jul-13	AXIOM	12,000,000	12,000,000	12,904,800
30-Nov-09	40410*AA8	HBI BRANDED APPAREL LTD INC 2ND LIEN T	3.99375	15-Apr-14	OBROK	1,500,000	1,500,000	1,492,500
30-Nov-09	21089#AA4	CONTINENTAL AUTO REC INC. SER A SR SUB	12	30-Apr-05	MANUL	525,934	8,765,044	525,903
30-Nov-09	Q9768*AC9	JOHN FAIRFAX PUBLICATIONS SER C GTD SR	6.48	10-Jul-17	AXIOM	8,000,000	8,000,000	6,488,240
30-Nov-09	48003#AH5	JONES EDWARD D & CO LP SB CAP NT	7.33	12-Jun-14	AXIOM	12,000,000	12,000,000	12,490,560
30-Nov-09	42210*BC1	H E BUTT GROCERY CO SER B SR NTS	6.68	01-Mar-19	AXIOM	7,142,581	7,000,000	7,848,050
30-Nov-09	72925#AH0	PLUM CREEK TIMBERLANDS SER N SR NT	5.48	21-Jan-10	AXIOM	15,057,884	15,057,884	15,115,556
30-Nov-09	05577@AG5	BTMU CAP CCRP SER A (BNSF 2009-A)	6.55	26-Feb-21	AXIOM	12,681,940	12,681,940	14,584,231
30-Nov-09	376085AA4	GILROY ENERGY CTR LLC 144A SR NT	4	15-Aug-11	AXIOM	1,416,810	1,412,506	1,418,848
30-Nov-09	Q2264@AA5	CHALLENGER LIFE NO 2 LTD SER A SB NT	6.29	07-Dec-16	AXIOM	5,800,000	5,800,000	5,738,404
30-Nov-09	58526#AW9	MEIJER FINANCE INC SEC NTS B2	8.13	01-Sep-10	AXIOM	2,851,631	2,811,900	2,949,008
30-Nov-09	41242*AA0	HARDWOOD FDG SER A SR SEC NTS	4.3	07-Jun-10	AXIOM	7,938,786	8,000,000	8,043,200
30-Nov-09	97181#CE1	WILMINGTON TR SERA NT AMOCPOLY EQ TR95	7.52	01-Jul-17	AXIOM	1,180,716	1,030,391	1,178,653
30-Nov-09	32485*AB3	FIRST NATL BK COM(BK ONE)SER B SR SEC	12.01	01-Nov-10	AXIOM	3,140,344	3,090,698	3,290,450
30-Nov-09	D8884#AC0	VOITH AG SER C SR NTS	6.23	17-Aug-19	AXIOM	4,887,255	5,000,000	5,266,400
30-Nov-09	86357KAC7	STRUCTURED PLACEMENTS TR SER PAC 94-1	2.9194862	17-Jul-13	AXIOM	551,145	545,703	546,424
30-Nov-09	031100B*0	AMETEK INC SER A SR NT	6.2	18-Dec-17	AXIOM	34,000,000	34,000,000	36,628,200
30-Nov-09	Q9194#AA3	TRANSURBAN FIN CO PTY TR-A 2004-1 SR N	5.02	07-Dec-14	AXIOM	7,711,069	8,250,000	9,037,133
30-Nov-09	75074#AB5	RAIL CO VII INVTRS(CARGILL-LESSEE)6.96	6.96	01-Apr-11	AXIOM	2,501,971	2,501,971	2,670,804
30-Nov-09	39063@AF7	GREAT LAKES GAS TRANS LP SER A SR NTS	6.73	25-Mar-18	AXIOM	26,610,186	25,200,000	27,189,792
30-Nov-09	99BLAC9B4	AMSCAN HLDGS INC TERM LOAN LN337597	2.535	01-May-13	OBROK	3,900,000	3,900,000	3,549,000
30-Nov-09	46656#AA4	JACK STEARNS (WALGREEN) 6.32% CTL NT	6.22	01-Oct-27	AXIOM	3,059,378	3,059,378	3,468,632
30-Nov-09	099514A@0	BORAL LTD GTD SR NT	7.12	16-Apr-18	AXIOM	25,000,000	25,000,000	27,316,750
30-Nov-09	36130@AA3	G & R PARTNERS LLC(WALGREEN) 6.09% CTL	5.99	01-May-29	AXIOM	3,026,091	3,026,091	3,371,005
30-Nov-09	48124@AA6	JP LEGION CROSSING DEFEASANCE	8.25	01-Jan-16	AXIOM	1,385,944	1,279,118	1,550,789
30-Nov-09	99BLWD9A0	WIND TELECOMUNICAZIONI SPA 2ND LIEN TR	7.92563	17-Dec-14	OBROK	4,000,000	4,000,000	4,020,000
30-Nov-09	501673AA5	LA ARENA FUNDING LLC ARENA REV-BCKD	7.656	15-Dec-26	AXIOM	18,146,270	18,146,270	19,362,614
30-Nov-09	L7919*AC6	RELUXCO INTL SA SER C GTD SR NT	5.71	27-Mar-19	AXIOM	27,000,000	27,000,000	26,018,550
30-Nov-09	N4661#AD5	ISTELLO HLDG BV SER B SR GTD NT	9.5	01-Apr-16	AXIOM	7,082,505	11,364,395	6,980,239
30-Nov-09	N0431#AF7	ARUBA SER D SR NTS	6.19	30-Oct-12	MANUL	5,013,834	5,000,000	5,013,629
30-Nov-09	56633#AF0	MARCUS CORP SER C TRANCHE B SR NTS	6.82	01-May-14	AXIOM	15,723,767	15,714,285	15,254,799
30-Nov-09	359694C#1	FULLER H B COMPANY SR NTS	6.6	02-Jun-10	AXIOM	7,080,191	7,080,000	7,225,636
30-Nov-09	10510@AC4	BRAMBLES USA SR NTS	5.94	04-Aug-16	AXIOM	19,714,327	20,000,000	20,923,800
30-Nov-09	47922*AM8	JOHNSON (SC) & SON SR NTS	6.74	04-Dec-13	AXIOM	10,123,434	10,000,000	10,798,600
30-Nov-09	616912AA9	MORGANBERRY CORPORATION CL A BTD MTG N	7.802	31-Mar-19	IDSI	5,646,055	5,646,055	5,579,827
30-Nov-09	031100C@7	AMETEK INC SER E SR NT	7.08	17-Sep-18	AXIOM	10,000,000	10,000,000	11,344,200
30-Nov-09	30243QAB2	FEP REC FNDG III 2000-1 CL A2 144A W/O	8.08654	18-May-08	MANUL	2	2,374,401	237
30-Nov-09	361652A*1	GFI GROUP INC SR SEC NT	8.17	30-Jan-13	AXIOM	25,864,057	25,500,000	25,571,655
30-Nov-09	250847G*5	DETROIT EDISON 1ST MTG	5.19	01-Oct-23	AXIOM	11,976,967	13,000,000	12,998,440
30-Nov-09	942749A#9	WATTS WATER TECHNOLOGIES INC SR NT	5.85	30-Apr-16	AXIOM	30,000,000	30,000,000	30,723,900
30-Nov-09	12532*AA0	BURLINGTON NORTHERN SANTA FE CFT BNSF2	5.66	15-Jan-23	AXIOM	2,498,625	2,592,593	2,752,633
30-Nov-09	28253@AA1	DHC LNL QUAIL RIDGE DEFEASANCE LLC NT	9.05	15-Jul-10	AXIOM	27,321,935	27,263,657	28,746,255
30-Nov-09	16166#AD4	CHASKA CAP CORP SECD EQ NT (TR 4)	6.99	01-Apr-11	AXIOM	302,403	302,403	322,930
30-Nov-09	Q3629#AD5	ETSA UTILS FIN PTY SER B GTD SR NTS	5.89	16-Sep-16	AXIOM	35,000,000	35,000,000	37,817,150
30-Nov-09	09951#AE6	BORAL USA SR NTS	5.42	09-May-15	AXIOM	13,699,652	14,000,000	14,276,220
30-Nov-09	423012A*4	HEINEKEN NV SER A SR NT	5.86	15-Aug-15	AXIOM	10,000,000	10,000,000	11,359,300
30-Nov-09	63615#AD3	NATIONAL FOOTBALL LEAGUE SER A SR NT	5.6	31-Mar-24	AXIOM	12,000,000	12,000,000	12,434,640
30-Nov-09	88713UAC0	TIMBERSTAR TR I 2006-1 CL B CMBS	5.7467	15-Oct-36	IDSI	7,000,000	7,000,000	6,370,000
30-Nov-09	84901#AA8	SPOKANE ENERGY FDG TR SR SEC NTS	7.327236	31-Jan-15	AXIOM	9,921,424	9,533,471	10,333,138
30-Nov-09	68278#AB4	ONESTEEL US INV 2008A TR 2 GTD SR NT	7.33	09-Jul-18	AXIOM	40,290,673	40,000,000	45,522,800
30-Nov-09	53028*AA5	LIBERTY BOILING SPRINGS LLC(WALGREEN)	6.71	10-Dec-28	AXIOM	2,492,818	2,492,818	2,935,019
30-Nov-09	G4691*AB5	IAWS FINANCE PP LTD GTD SER B SR NT	5.86	13-Jun-17	AXIOM	25,000,000	25,000,000	27,154,250
30-Nov-09	Q8773#AK2	STOCKLAND FIN PTY LTD SER D GTD SR NT	4.99	14-Jul-15	AXIOM	20,000,000	20,000,000	19,018,800
30-Nov-09	83787#AA9	SOUTH FT MEADE PRTNRSHP SR SEC CARGILL	6.92	13-Dec-10	AXIOM	2,926,404	2,891,316	3,006,448
30-Nov-09	78405#AA1	SBM DIXIE LLC (WALGREEN) 5.60% CTL	5.5	10-Sep-29	AXIOM	3,319,209	3,319,209	3,553,877
30-Nov-09	72349CAA0	PINNACLE TOWERS ACQ HLDGS 2009-1 A1 SR	6.25	15-Aug-19	MANUL	25,884,639	26,000,000	26,847,600
30-Nov-09	21864*AE1	CORDOVA FUNDING SR SEC NTS A5 144A WO	8.48	15-Dec-19	AXIOM	609,857	612,064	559,623
30-Nov-09	15150#AA0	CENTER LAND CO INC FLEMING GTD PROM NT	7.5	01-Dec-13	AXIOM	588,014	569,869	629,079
30-Nov-09	99BLAK9C4	ARAMARK CORP TRNCH B TERM LOAN LN29580	3.095	26-Jan-14	OBROK	885,754	890,451	806,553
30-Nov-09	N0060#AC2	ADIDAS INTL FIN BV SER C SR NT	5.34	24-Jan-13	AXIOM	26,000,000	26,000,000	27,730,300
30-Nov-09	72349CAB8	PINNACLE TOWERS ACQ HLDGS 2009-1 CL A2	9	15-Aug-29	MANUL	20,000,000	20,000,000	21,402,000
30-Nov-09	388608AA9	GRAPEVINE FIN LLC SR SEC NON-REC NT	6.712	15-Jul-21	AXIOM	58,337,878	57,350,000	57,381,543
30-Nov-09	53154#AA7	LIBERTY-US 125 LLC (WALGREEN) 6.81% CT	6.71	10-Dec-28	AXIOM	2,848,936	2,848,936	3,354,309
30-Nov-09	P7883#AE6	PHOENIX PARK GAS PROCESSORS SER E SR S	5.76	01-Apr-20	AXIOM	11,322,143	11,322,143	12,057,743
30-Nov-09	868733A*7	SUREWEST COMMUNICATIONS SER B SR NT	4.74	13-Mar-13	AXIOM	17,964,097	18,400,000	18,240,840
30-Nov-09	96218PAM2	WEYERHAEUSER REAL ESTATE 144A SER E MT	6.12	17-Sep-12	IDSI	13,550,705	13,500,000	13,862,610
30-Nov-09	L8992#AA4	SYNGENTA FINANCE N.V. SR NTS - A	5.11	08-Dec-20	AXIOM	6,514,999	7,000,000	7,177,730

An [*] represents confidential information that has been omitted and filed separately with the Securities and Exchange Commission.